                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                     COMPUTER ASSOCIATES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                EXPLANATORY NOTE

Computer Associates International, Inc., a Delaware corporation ("Computer Associates", "CA" or the "Company"), is filing the materials contained in this
Schedule 14A with the Securities and Exchange Commission on July 25, 2001 in connection with the solicitation of proxies for electing the board of directors of Computer Associates at the 2001 annual meeting of Computer Associates' stockholders.

THE FOLLOWING DOCUMENTS WERE SUBMITTED BY THE COMPANY TO INSTITUTIONAL SHAREHOLDER SERVICES ON JULY 25, 2001:

TABLE OF CONTENTS

PowerPoint presentation to ISS about CA...............................ITEM 1

2001 CA Corporate Profile.............................................ITEM 2

Product brochure - Unicenter..........................................ITEM 3

Product brochure - ETrust.............................................ITEM 4

Product brochure - BrightStor.........................................ITEM 5

Product brochure - Jasmine............................................ITEM 6

                       Contents of Item 1:

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

Industry Leader Poised for Growth
================================================================================

o     Industry environment demands integrated, enterprise-wide solutions

o     CA is a market leader in high-growth areas within the software market

            -     Enterprise Management

            -     Storage

            -     Security

            -     Portal and Knowledge Management

o     We are uniquely positioned for growth

            -     Our platform provides powerful eBusiness selling opportunities

            - Our organization offers integrated solutions and is ideally configured to capture these opportunities

o     Outstanding long-term financial and stock price performance

o     New business model reflects our ongoing customer focus

[GRAPHIC OMITTED] Computer Associates(TM)


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1                                        The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

                           CA is Superbly Positioned
                           to Capture Industry Trends
                               and Opportunities

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

WW Web Presence and
eCommerce Exploding
================================================================================

    [The following was represented by a bar chart in the printed material.]

                               1998    1999    2000

Web Sites with eCommerce        18%     24%     30%

Companies with Web Sites        36      46      65

[GRAPHIC OMITTED] Computer Associates(TM)

                                                               Source: IDC, 2000


--------------------------------------------------------------------------------
2                                        The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

eCommerce Driving New
eBusiness Models
================================================================================

                WW Internet eCommerce by Segment (B2B>B2C) ($B)

    [The following was represented by a bar chart in the printed material.]

        1999    2000    2001    2002    2003    2004

B2C      50     100     150     200      250     300

B2B     150     350     450     700     1850    2250

                In 2004, 7% of WW transactions will be on-line.*

[GRAPHIC OMITTED] Computer Associates(TM)

                                                     Source: IDC, Gartner*, 2000


--------------------------------------------------------------------------------
3                                        The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

eBuisness Initiatives Addressing
        Business Models
================================================================================

    -------------------------------------------------------------------------
                              eCommerce Framework
                            |B2C| |B2B| |eMP| |XSP|

                             Vertical Applications

                            (ERP) (SCM) (CRM) (PDM)

     (Trading Partners)                                  (Suppliers)

        |  Business |  |  Business  |
        |Integration|  |Intelligence|  |Collaboration|  |Personalization|
    -------------------------------------------------------------------------
                                  (Customers)

[GRAPHIC OMITTED] Computer Associates(TM)


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4                                        The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

eBuisness Decisions Becoming
Business Decisions
================================================================================

                             eBusiness = Business:

                       Who is overseeing your eBusiness?

    [The following was represented by a bar chart in the printed material.]

       CEO/President    CIO/VP, IS    VP, Marketing   BU Manager   Other     VP, Sales     CFO
B2C               47            23               18           15      12             6       3

                                % of Respondents

[GRAPHIC OMITTED] Computer Associates(TM)

                                                               Source: IDC, 2000


--------------------------------------------------------------------------------
5                                        The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

                              Computer Associates

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

Computer Associates
================================================================================

                    Recognized Leader in Integrated Software

                        Culture of Continuous Innovation

                     Customer Focused Sales and Support Team

                           Experienced Management Team

                           Strong Position for Growth

                          Strategic New Business Model

                Track Record of Outstanding Long-Term Performance

[GRAPHIC OMITTED] Computer Associates(TM)


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6                                        The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

Recognized Leader in
Integrated Solutions
================================================================================

o     Serving 99% of the Fortune 500

o     CA's Mandate: Helping our customers win the eBusiness revolution

o     Integration delivers seamless eBusiness solutions

o CA provides a unique, integrated product suite to address the demands of eBusiness

            -     Unicenter

            -     BrightStor

            -     eTrust

            -     Jasmine

[GRAPHIC OMITTED] Computer Associates(TM)


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7                                        The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

Culture of Continuous Innovation
================================================================================

o Significant, ongoing investment in R&D: $1.7 billion over the last three years

o     50+ development centers

o     1,200 products

o Unicenter recently transformed into a comprehensive family of integrated, modular solutions

o Breadth and strength of CA's BrightStor portfolio enables CA to provide robust solutions

o CA's enhanced family of eTrust security solutions addresses today's most challenging security problems

[GRAPHIC OMITTED] Computer Associates(TM)


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8                                        The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

Customer Focused Sales
and Support Team
================================================================================

                                   CUSTOMERS

Experienced Sales and Support Team
(5,000 employees)
-------------------------------------------------------------------->  ---------
-     Focused on OS/390, enterprise management, and                    CUSTOMERS
      information management                                           ---------

-     Compensation model includes customer satisfaction measures

- Includes 600 people in client relationship organization that serves customer needs
--------------------------------------------------------------------

Professional Services Team
(4,500 employees)
-------------------------------------------------------------------->  ---------
-     Focused on CA product-related services                           CUSTOMERS
                                                                       ---------
-     Improve the speed of deployment of CA's solutions

-     Increase probability of follow-on sales

-     Strive for universal customer satisfaction
--------------------------------------------------------------------

[GRAPHIC OMITTED] Computer Associates(TM)


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9                                        The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

Experienced Management Team
================================================================================

o     Our sole focus is software and associated services

o     Our executives have vast experience in the software industry

o     We have successfully grown CA through shifts in computing architecture

o 25-year track record of success and innovation; dynamic platform for future growth

[GRAPHIC OMITTED] Computer Associates(TM)


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10                                       The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

Strong Position for Growth:
The Size and Scale to Succeed
================================================================================

o     Service customers in over 100 countries

o     18,000 dedicated employees

            -     5,000 in R&D efforts worldwide

            -     9,500 in customer-facing capacities

o     $18+ billion market cap

o     $5.6 billion in 2001 pro forma revenues

[GRAPHIC OMITTED] Computer Associates(TM)


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11                                       The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

Strong Position for Growth:
3x6 Strategy
================================================================================

                                   Strategic
                                eBusiness Focus

o     Infrastructure Management

o     Information Management

o     Process Management

                                   Technology
                                      Focus

o     Security

o     Storage

o     Enterprise Management

o     eBusiness Transformation & Integration

o     Portal & Knowledge Management

o     Predictive Analysis & Visualization

                                    Computer
                                Associates Brands

Brightstor [GRAPHIC OMITTED]

eTrust [GRAPHIC OMITTED]

Jasmine [GRAPHIC OMITTED]

Unicenter [GRAPHIC OMITTED]

[GRAPHIC OMITTED] Computer Associates(TM)


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12                                       The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

Strong Position for Growth:
Technology Platform
================================================================================

o     Platform neutrality

o     Global coverage

o     Open standards

o     Strategic partnerships

o     Scalability

o     Availability

o     Security

o     Agility

----------------------------------------------------------------------------------------------
                        eBusiness Process Management Services

           |B2C|          |B2B|                         |eMP|         |XSP|
| Content  |  |Relationship|  |  Order   |  |Fulfillment|  | Payment  |  |Customer|
|Management|  | Marketing  |  |Management|  | Management|  |Management|  | Service|

----------------------------------------------------------------------------------------------
                      eBusiness Information Mangement Services

     |eBusiness Transformation|              |eBusiness Intelligence|
     |    and Integration     |

----------------------------------------------------------------------------------------------
                    eBusiness Infrastructure Management Services
| Systems  |    |  Network |    | Security |     |  Storage |     | Database |   |Application|
|Management|    |Management|    |Management|     |Management|     |Management|   | Management|
----------------------------------------------------------------------------------------------

[GRAPHIC OMITTED] Computer Associates(TM)


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13                                       The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

Strategic New Business Model
================================================================================

o Subscription-based license model which allows customers to purchase on short-term basis

o Value of contract is recognized ratably over the lifetime of the contract rather than up front

o Value of contract not yet recorded as revenue is reflected as residual value or deferred revenue

[GRAPHIC OMITTED] Computer Associates(TM)


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14                                       The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  Strategic New Business Model:
  Benefits
================================================================================

   -----------------------------              ----------------------------------
          For Customers                              For CA and Investors
   -----------------------------              ----------------------------------

   o     Enables licensing on                  o      Leverages CA's
         subscription basis                           technology portfolio

   o     Supports more flexible                o      Reduces dependence on
         license arrangements                         late quarter licenses and
                                                      associated customer
   o     Allows customers to                          discounts
         test software before
         committing long term                  o      Enhances visibility and
                                                      predictability of future
   o     Focuses customer                             revenue stream
         relationship on
         problem solving rather
         than license fees

   o     Elevates vendor
         accountability

[GRAPHIC OMITTED] Computer Associates(TM)


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15                                       The Software That Manages eBusiness(TM)
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
                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  Track Record of Outstanding
  Long-Term Performance
================================================================================

      o     30+% revenue CAGR since IPO

      o     Strategic acquisitions, successfully integrated

      o     Solid cash flow and balance sheet

      o Stock has returned over 13,000% since IPO, 1,000% over last ten years and 85% for 1H 2001

      o Delivered over $1.5 billion to shareholders in the form of dividends and share repurchases in the last three years

[GRAPHIC OMITTED] Computer Associates(TM)


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16                                       The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

                          Addressing The Ranger "Plan"

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  Ranger's View is Flawed
================================================================================

              -------------------------------------------------------
                   Keeping the Business Together Makes Sense
              -------------------------------------------------------

              -------------------------------------------------------
                    We Are Dedicated to Customer Satisfaction
              -------------------------------------------------------

              -------------------------------------------------------
                             We Value Our Employees
              -------------------------------------------------------

              -------------------------------------------------------
                          We Take Governance Seriously
              -------------------------------------------------------

              -------------------------------------------------------
                            CA is a Leading Innovator
              -------------------------------------------------------

              -------------------------------------------------------
                        CA Has Delivered for Shareholders
              -------------------------------------------------------

              -------------------------------------------------------
                      CA Has Demonstrated Financial Growth
              -------------------------------------------------------

              -------------------------------------------------------
               Customers and Wall Street Applaud New Business Model
              -------------------------------------------------------

[GRAPHIC OMITTED] Computer Associates(TM)


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17                                       The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  Keeping the Business Together
  Makes Sense
================================================================================

 ---------------------   -------------------------------------------------------
         Claim                                   Reality
 ---------------------   -------------------------------------------------------

  o     Ranger           o     Diverse product portfolio is a competitive
        proposes               advantage
        restructuring
        CA into four           -     Provides customers with a complete solution
        independent
        business               -     Augments cross-selling of existing products
        groups                       into large installed customer base

                               -     2/3 of customers use multiple products
                                     across focus areas

                               - Efficient implementation that leverages customers' existing technology investments

                          o 3x6 strategy is thoughtfully designed to seize CA's unique commercial opportunity

                          o     Diverse product portfolio is a strategic asset

                                -     Not dependent on any one product or market

                                -     Able to use cash flows from mature
                                      businesses to invest in new growing
                                      markets

                          o Size and diversity support broad access to capital and cost synergies

                                - Investment grade credit ratings reflect CA's stability

                                -     We benefit from shared infrastructure,
                                      especially our 9,500 person
                                      customer-facing organization

[GRAPHIC OMITTED] Computer Associates(TM)


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18                                       The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  Keeping the Business Together
  Makes Sense
================================================================================

    Raley's       "We have been hard pressed to find any point products that
    [LOGO]        provide any distinguishing or differentiating functionality that we don't have in the TNG environment. We are very happy with it."

                                 Raley's (Tom Jones, VP - Information Services)

    ABN AMRO      "Recently we have purchased and implemented Unicenter TNG. We
     [LOGO]       have been very happy with our (CA) mainframe software and now with TNG. TNG is fully deployed on all servers here in North
                  America."

                                           ABN AMRO (Bruce Jacobs, Executive VP)

    AXA Group     "Overall I would say the Unicenter TNG product has enabled us
     [LOGO]       to reduce the cost of our desktop management and desktop
                  operations significantly..."

                  "We view Computer Associates as a company we really want to consider a business partner and it's been a relationship that we have had with them for more than 10 years and we intend to continue that relationship beyond just viewing them as a software provider, solutions provider."

                                       AXA Group (Leon Billis, Deputy Group CIO)


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19                                       The Software That Manages eBusiness(TM)
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
                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  We are Dedicated to
  Customer Satisfaction
================================================================================

 ---------------------   -------------------------------------------------------
         Claim                                  Reality
 ---------------------   -------------------------------------------------------

   o     Ranger            o     We sell products to 99% of the Fortune 500
         wants you
         to believe        o     Our renewal rates exceed 80%
         that we do
         not care          o     We pride ourselves in our customer-focused
         about our               sales and support team
         customers
                                 -     Sales and support team of 5,000,
                                       including 600 people in client relations organization

                                 -     Professional services team of 4,500

                           o Nearly 94% of respondents to recent GuideStar study said that CA software is mission-critical to operation of their business

                           o     Sales compensation aligned with client
                                 satisfaction measures

[GRAPHIC OMITTED] Computer Associates(TM)


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20                                       The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  Customers Voice their Satisfaction
================================================================================

   USA GROUP      "Unicenter TNG is a critical support system for our computing environment at Sallie Mae. It monitors the performance and health of all of our different computing systems and network components..." "We've felt that CA has treated us as a partner so we have tried to treat CA as a partner in return and we are very happy with our relationship with Computer Associates."

                                                      Sallie Mae/USA Group, Inc.
                                               (Greg Clancy, Executive VP & CIO)

   Allstate       The use of Unicenter at Allstate has allowed us to effectively
    [LOGO]        manage multiple desktop technologies."

                  "It works. We are satisfied. We are continuing to work with CA's resources as well as Allstate's resources to make it even better."

                              Allstate (Frank Pollard, Sr. Vice President & CIO)

[GRAPHIC OMITTED] Computer Associates(TM)


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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  Customers Voice their Satisfaction
================================================================================

     WPS          "CA partnered with us and brought in a group of people and in
    [LOGO]        a little over 2 months we had Unicenter implemented across the company."

                                     Wisconsin Physician Services Insurance Corp
                                       (Randy Lengyel, Corporate Vice President)

    Westgate      "If you have got an Enterprise Environment to manage and try
     Resorts      to tie that back to service requests, or service levels in a
     [LOGO]       business unit, I don't believe there is another product that does that."

                                       CFI/Westgate Resorts  (Andy Crowder, CIO)

     Royal        "CA is our strategic solution when it comes to a management
   Caribbean      tool that manages all tools."
    [LOGO]
                                    Royal Caribbean (Bernard Gay, Vice President
                                       of IT Enterprise Technology & Operations)

[GRAPHIC OMITTED] Computer Associates(TM)


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

                                                             [GRAPHIC OMITTED]

                                                             Computer Associates

  We Value Our Employees
================================================================================

 --------------------  ---------------------------------------------------------
       Claim                                Reality
 --------------------  ---------------------------------------------------------

  o     Ranger tells    o     CA has a strong corporate culture that supports
        you that we           employees
        do not care
        about our       o     Fortune Magazine recently named CA one of
        employees             "Americas 50 Best Companies for Minorities"

                        o CA was ranked one of the best places to work for the 6th consecutive year by Computer World Magazine

                        o Business Ethics Magazine recently ranked CA tops in diversity practices among "100 Best Corporate Citizens"

                        o CA is the first and only global enterprise software company to receive ISO 9002 certification

                        o We have one of the most comprehensive benefits packages in the industry

[GRAPHIC OMITTED] Computer Associates(TM)


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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  We Take Governance Seriously
================================================================================

 ------------------  -----------------------------------------------------------
        Claim                                  Reality
 ------------------  -----------------------------------------------------------

  o     Ranger        o     Our team's sole focus is software
        throws
        stones at           -     Our team is composed of some of the most
        CA's                      experienced managers in the software industry
        management
        and                 -     Entire senior management has vast software
        corporate                 industry expertise
        governance
                      o     Our management and board have led CA's growth
                            and have successfully managed through changes in computing architecture

                      o     Distinguished, independent board

                            -     Seven outside directors

                            -     Recent key additions to Board

                      o We recognize the challenges we face, and have planted the seeds for change

[GRAPHIC OMITTED] Computer Associates(TM)


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24                                       The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  CA is a Leading Innovator
================================================================================

 -------------------  ----------------------------------------------------------
      Claim                                   Reality
 -------------------  ----------------------------------------------------------

  o     Ranger         o     History of innovation
        questions
        CA's           o     We have invested heavily in R&D
        innovative
        spirit               -     We spent $1.7 billion in R&D in the last
                                   3 years alone

                             -     We have 5,000 employees committed to R&D

                             -     We have established an effective new
                                   patent development program

                       o Unicenter has been named to InformationWeek's top-ten list of technologies of the 1990's

                       o At CA World, we announced major software breakthroughs -- largely developed in-house

                             -     Unicenter

                             -     Brightstor Enterprise Backup

                             -     Linux

[GRAPHIC OMITTED] Computer Associates(TM)


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25                                       The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  CA Has Delivered for Shareholders
================================================================================

 -------------------  ----------------------------------------------------------
        Claim                                  Reality
 -------------------  ----------------------------------------------------------

  o     Ranger         o     We have delivered excellent shareholder returns
        attempts to
        criticize            -     Since our IPO on December 11, 1981, CA's
        shareholder                stock has returned over 13,000%,
        returns                    outperforming Apple, Hewlett-Packard, IBM
                                   and Intel

                             - CA's stock has outperformed Apple, Cisco, Compaq, Dell, EMC, Hewlett-Packard, IBM, Intel and Microsoft over the last year

                                             [LINE GRAPH]

                       o In addition, we have returned over $1.5 billion to shareholders in the form of dividends and share repurchases in the last three years alone

[GRAPHIC OMITTED] Computer Associates(TM)


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26                                       The Software That Manages eBusiness(TM)
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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  CA Demonstrates Financial Growth
================================================================================

 -------------------  ----------------------------------------------------------
        Claim                                  Reality
 -------------------  ----------------------------------------------------------

  o     Ranger          o     CA has grown revenues at a 30% CAGR from FY 1982
        implies that          to FY 2001
        CA has not
        delivered       o     CA has demonstrated sustained investment in its
        financial             software solutions by investing $1.7 billion in
        performance           research and development over the past three years

                        o CA's investment has created value, generating over $4.0 billion in cash from operations in the last three years

[GRAPHIC OMITTED] Computer Associates(TM)


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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  Customers and Wall Street
  Applaud New Business Model
================================================================================

 -------------------  ----------------------------------------------------------
        Claim                                  Reality
 -------------------  ----------------------------------------------------------

  o     Ranger says   o     CA leads by being first to make difficult
        that new            transition to the ratable recognition model
        business
        model         o     Creates flexibility to serve customers more
        frustrates          effectively
        customers
        and Wall      o     New model enhances visibility and predictability
        Street              of revenue stream

                      o We have provided metrics so that financial results can be benchmarked during the transition period

                      o     Strong positive reactions from customers and Wall
                            Street

                      o Other software vendors have recently introduced ratable revenue recognition models

                            -     Microsoft

                            -     BMC

                            -     Axciom

[GRAPHIC OMITTED] Computer Associates(TM)


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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates


  Customers Applaud
  New Business Model
================================================================================

   USA GROUP      "Negotiating with software vendors at the end of the quarter has always been very difficult. The flexibility of CA's new business model represents an important change for software customers. It allows us to focus more on our technology needs rather than on financial transactions. This initiative signals
                  CA's clear commitment and responsiveness to its customers. I wish other software vendors would follow suit."

                                                      Sallie Mae/USA Group, Inc.
                                               (Greg Clancy, Executive VP & CIO)

   TIXpert        "TIXpert needed a technology business partner that understood
    [LOGO]        our 24/7 mission-critical needs. CA not only took the time to recognize how those needs affected our business, but also provided us with the simplest, most flexible license agreement we found in the marketplace. Monthly payments and a short review cycle are just two of the benefits we're getting from CA's new business model."

                                                        TIXpert (Tom Price, COO)

    Westgate      "CA's new business model provides CFI with more than great
     Resorts      technology. Under the flexible new licensing terms, like the
      [LOGO]      month-to-month option, we are enjoying the benefits of CA's
                  eBusiness(TM) management solutions without the risks of the longer-term conventional licensing arrangements. In an ever-evolving business world, we welcome a technology that gives us choice and flexibility."

                                        CFI/Westgate Resorts (Andy Crowder, CIO)

[GRAPHIC OMITTED] Computer Associates(TM)


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

                                                              [GRAPHIC OMITTED]

                                                             Computer Associates

  Wall Street Applauds
  New Business Model
================================================================================

    Prudential    "...we think that CA's shift to a ratable revenue recognition
    Securities    model is affording management with perhaps the highest levels
      [LOGO]      of visibility in the company's history, which when combined with the underlying mainframe software market fundamentals, should drive premium valuations in the near-to mid-term."

                                            Prudential Securities (John McPeake)

    Credit        "Given that the March quarter represented the first full
    Suisse        quarter under CA's new revenue model, we are inclined to
    First         believe the new model is having its desired effect in enabling
    Boston        the Company's business to become more linear and less
    [LOGO]        concentrated around elephant size transactions. To the extent this new model is creating competitive advantage for CA by virtue of its related impact on the Company's sales force and customers, there is even more reason to believe this new business model is paying dividends faster than we otherwise would have anticipated. We believe the tougher market environment we are now entering is likely to be an immediate proving ground for CA's new business model and has the potential to make CA an even stronger Company as this environment punishes the weak into submission."

                                    Credit Suisse First Boston (Wendell Laidley)

[GRAPHIC OMITTED] Computer Associates(TM)


--------------------------------------------------------------------------------
30                                       The Software That Manages eBusiness(TM)
--------------------------------------------------------------------------------

Contents of Item 2:

COMPUTER ASSOCIATES INTERNATIONAL, INC.

                                                 FOCUS

                               [GRAPHIC OMITTED]

                     CLIENTS

                                          INVESTORS

                                                          2001 CORPORATE PROFILE

                               [GRAPHIC OMITTED]

FINANCIALS

Under CA's new Business Model, our license arrangements with customers can include flexibilities and provisions that no software provider can offer under traditional license models. We can now offer clients the ability to license software on a subscription, or month-to-month basis, and allow clients to vary their software mix as their business and technology needs change, including the right to receive unspecified future software within designated product lines. Clients will determine the length and dollar value of their software license. This puts our clients in a much better position to capture greater value from their software investments.

In accordance with GAAP, product revenue under the new licensing arrangements is recognized ratably over the term of the agreement. Under the old Business Model, GAAP required that the product revenue be recognized up front. The portion of the product revenue that is not yet recognized into revenue is recorded to the Company's balance sheet as residual value (also known as Deferred Revenue). The residual value will provide a stable stream of future revenue, as it will be amortized into revenue over the life of the contract. This difference in accounting treatment initially results in lower reported revenue and earnings.

The new Business Model also benefits our investors by building residual value, which creates a more visible and predictable future revenue stream. This reduces the volatility of quarterly revenue and earnings, providing a more meaningful way to measure operating performance.

                                                AS REPORTED
                                     (IN MILLIONS, EXCEPT PER SHARE DATA)
                                          FY 2001           FY 2000
REVENUE                                   $     4,198       $   6,103
NET OPERATING EARNINGS(1)                 $        96       $   1,827
DILUTED OPERATING EPS(1)                  $      0.16       $    3.28
SHARES USED IN COMPUTATION                        592             557
DIVIDENDS PER SHARE                       $      0.08       $    0.08
ASSETS                                    $    14,143       $  17,493
LONG TERM DEBT                            $     3,639       $   4,527
EQUITY                                    $     5,780       $   7,037
CASH FROM OPERATIONS                      $     1,383       $   1,566

(1) Net Operating Earnings and Diluted Operating EPS exclude IPR&D charges associated with acquisitions, acquisition amortization and special items, consisting of $184 million special gain associated with the 1995 Key Employee Stock Ownership Plan litigation and a $31 million write-off related to the bankruptcy filing of Inacom Corporation in FY 2001 and approximately $50 million non-cash charge associated with an investment in CHS Electronics in FY 2000.

To provide investors with an additional way to evaluate our performance during the transition to the new Business Model, CA is providing pro forma results which communicates CA's performance as if it had always reported revenue ratably, and always owned Sterling Software, Inc. and PLATINUM TECHNOLOGY International, INC.

                                                    PRO FORMA
                                      (IN MILLIONS, EXCEPT PER SHARE DATA)
                                            FY 2001         FY 2000
REVENUE                                     $ 5,566          $5,256
NET OPERATING EARNINGS(1)                   $   951          $  787
DILUTED OPERATING EPS(1)                    $  1.61          $ 1.31
SHARES USED IN COMPUTATION                      592             603

(1) Net Operating Earnings and Diluted Operating EPS exclude IPR&D charges associated with acquisitions, acquisition amortization and special items, consisting of $184 million special gain associated with the 1995 Key Employee Stock Ownership Plan litigation and a $31 million write-off related to the bankruptcy filing of Inacom Corporation in FY 2001 and approximately $50 million non-cash charge associated with an investment in CHS Electronics in FY 2000.

FINANCIAL HIGHLIGHTS:
  CURRENT PRICE (JUNE 7, 2001)                  $34.08
  52-WEEK RANGE                      $18.125 - $59.250
  INDICATED DIVIDEND                             $0.08
  CURRENT YIELD                                   .23%
  SHARES OUTSTANDING (MIL)                         577
  FLOAT (MIL)                                      415
  DJIA (JUNE 7, 2001)                        11,090.74
  NASDAQ (JUNE 7, 2001)                       2,264.00

INVESTMENT FEATURES

Computer Associates International, Inc. (NYSE:CA) is a leading eBusiness software company. CA's world-class solutions address all aspects of eBusiness Process Management, Information Management, and Infrastructure Management in six focus areas: Enterprise Management, Security, Storage, eBusiness Transformation and Integration, Portal and Knowledge Management, and Predictive Analysis and Visualization. Founded in 1976, CA serves organizations in more than 100 countries, including 99% of the Fortune 500(R) companies.

The Company maintains a philosophy of internally developing products (exemplified by its flagship product family Unicenter(R)),coupled with the acquisition of key technology, the integration of the two, and the establishment of a network of strategic alliances with key business partners.

Over CA's 25-year history, the product portfolio has grown to more than 1,200 solutions. This year,CA has streamlined its products and technologies into six core areas, allowing the Company to better focus on the core competencies that will drive future growth.

In October 2000, the Company announced its new "Business Model" that offers clients enhanced flexibility and freedom to adapt to rapidly changing eBusiness requirements while reducing the risks and costs associated with the traditional software licensing model.

CA has clearly demonstrated its commitment to quality -- becoming the first and only global enterprise software company to meet the exacting standards of ISO9002 certification.

                               [GRAPHIC OMITTED]

LEADING TECHNOLOGY

No doubt, the Internet has radically changed the way companies operate. Connecting directly with worldwide customers, suppliers, vendors, partners, and peers, is now standard procedure for any successful eBusiness. Yet, eBusiness is anything but standard. It's dynamic. eBusiness has already moved beyond its first generation, which focused on navigation and speed. This next generation demands security, reliability, availability, and performance. And the software that makes sense today will need to push new limits tomorrow as customers are being challenged to derive more and more value from their software investments.

To be successful, customers need flexible partnerships that match the growth of their technology to the growth of their business. They need the best technology, product upgrades, and new features available to them at a fair cost. And they need these solutions that are easy to use and deploy.

After 25 years of delivering solutions to meet evolving business needs, CA is pushing innovation to a new level. CA has channeled its experience serving 99% of the Fortune 500 and its rich history of technological excellence into one kind of software: The Software That Manages eBusiness(TM).

Over the past year, CA has streamlined its products and technologies into three strategic categories and six core focus areas. Also known as the 3 x 6 Strategy, it effectively articulates CA's mission to deliver eBusiness management solutions offering security, reliability, availability, and performance.

CA's strategic categories address the areas where customer demands are greatest:

>> eBUSINESS PROCESS MANAGEMENT

So customers can seamlessly manage business processes within and across their extended enterprise.

>> eBUSINESS INFORMATION MANAGEMENT, for customers to cohesively manage business-critical information and leverage it for new opportunities.

>> eBUSINESS INFRASTRUCTURE MANAGEMENT, for customers to powerfully manage their core infrastructure, keeping the eBusiness up, running, and secure while connecting customers, suppliers, partners, and employees.

Across these categories, CA delivers market-leading solutions in enterprise management, security, storage, eBusiness transformation and integration, portal and knowledge management, and predictive analysis and visualization. In fact, CA is already a leader in enterprise management, security and storage, and is committed to becoming a leader in the other areas.

INTRODUCING FOUR NEW BRANDS

As part of our commitment to delivering leading technology, CA is driving brand recognition for its solutions under four brands: Unicenter(R), BrightStor(TM), eTrust(TM), and Jasmine(R). These brands represent families of CA products and technologies that tie back to each of the Company's core solutions.

UNICENTER, recognized as the industry standard, is the premier enterprise management solution that CA just made better. In an industry first, CA is offering Unicenter as a modular, integrated solution. All of the pieces can stand alone or work together so companies can customize their enterprise management software to grow as the company grows. Unicenter can help customers manage a complex web of networks and desktops, as well as mobile devices, databases, and applications.

[GRAPHIC OMITTED]

BrightStor is CA's industry-leading storage management solution. This suite of technology helps customers manage and protect their data. Super-scalable, high-performance backup and recovery combined with Storage Area Network (SAN) management, storage resource optimization, and an integrated storage operations portal deliver the most advanced solution that is also extremely easy to use.

[GRAPHIC OMITTED]

eTRUST delivers award-winning, bulletproof security that makes CA the leading supplier of security solutions today, safeguarding mission-critical resources across the enterprise -- from the desktop browser to the web server to the mainframe. eTrust offers specific best-of-breed security solutions as well as integrated suites in three focused areas that defend and protect information, provide secure Internet access, and manage information security. eTrust handles antivirus, administration, authentication, PKI, access control, and Virtual Private Networks. Customers -- large or small -- have the flexibility to add functions as needed with the assurance that they will work seamlessly with one another.

[GRAPHIC OMITTED]

JASMINE encompasses all of CA's information management solutions, including eBusiness transformation and integration, portal and knowledge management, and predictive analysis and visualization. Each meets a critical customer need:

[GRAPHIC OMITTED]

>> When customers transition to eBusiness, they must build new applications and integrate them with existing systems, processes, and applications. Jasmine helps customers integrate, develop, deploy, test, and maintain applications, enabling their eBusiness transition.

>> CA's portal and knowledge management solutions enable eBusiness users to get all their work done from a single desktop. Users can access all the applications they need in a customized format.

>> Finally, CA's advanced, patented intelligence technology, helps businesses identify new opportunities. Using Neugents(R) technology, businesses can analyze buying patterns, identify cross-selling opportunities, and differentiate themselves from their competition by knowing their customers better.

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

DOING BUSINESS WITH CA

CA's commitment to meeting customers' needs also reaches into fast-growing areas, including wireless and platforms, such as .Net, Linux, and J2EE. The Company draws from its branded, integrated sets of solutions to enable mobile eBusiness and support emerging technologies. CA has forged strategic relationships with several leading companies to partner in developing technologies for these new markets.

At a time when demand is exploding for eBusiness management software solutions, CA has never been better positioned to help customers meet their business needs. And when customers succeed, CA succeeds.

THE ca smart(TM) SEAL OF APPROVAL

CA is introducing a powerful brand builder: the ca smart seal. When you see ca smart, you should think "quality," "innovation," "leading technology," and "integration". The new mark will be used to brand every CA product and technology. Certified partners will use it to help identify that their solution has been integrated with CA technology. This can be done in one of three ways: a software product can be integrated with CA technology, the product can be developed with CA technology, or the hardware contains CA technology. Strict guidelines will be enforced to maintain CA's high standard of quality.

[LOGO] ca smart(TM)

COMMUNICATING VALUE

A revolutionary business model. A dramatic focus on one kind of software. A new corporate identity. And a 25-year-old software company energized to take on the world. It's a brand new day for CA and it's time to start talking.

With a bold, redesigned corporate logo, CA launched its first worldwide, integrated communications campaign in January to reach more than one billion people in 160 countries. The goal is to educate existing and future customers and partners on the breadth and depth of CA, and to build brand recognition for CA's strategic solutions.

It's working. The campaign has already uncovered new business opportunities and has driven a 60% increase in CA's website traffic.

The campaign will benefit CA's partnership efforts, as well. The better others understand CA, the stronger the opportunity for CA to strategically align with the right companies to deliver smart, integrated solutions. CA is always looking to grow its list of partners, which includes industry giants such as Microsoft, Intel, Sun, EMC, Oracle, Cisco, IBM, Hewlett-Packard, EDS, Compaq, and Dell.

These efforts represent an unprecedented corporate campaign that is only the latest step in building a bold CA reputation and driving long-term growth. With an unmistakable energy, CA is on a mission to succeed -- and the word is spreading.

"With CA's sales force now aligned with the Company's new Business Model, a solid pipeline of new product releases that span the enterprise, and the Company's ratable revenue recognition model driving enhanced visibility, we think that the Company is poised to execute on its new strategy over the coming fiscal year ending March 2002."

John McPeake
Prudential Securities

"By using BrightStor Data Protection Solutions, we are able to fully back up and restore our IT environment, including NetWare, UNIX, and Windows NT automatically for our mission-critical systems (24 x 7). We see CA's storage management products as the storage industry's cutting-edge solutions that organizations of all sizes should have in their application portfolio."

Chaim Landsberg, CTO
Shaarey Zedek Medical Center

"The upcoming release of the next major version of CA's flagship distributed systems management product, Unicenter, features advanced capabilities to support diverse IT environments -- including mobile and wireless devices and .Net and J2EE applications with a comprehensive and integrated set of functions. The new release offers enhanced artificial intelligence and increased automation for improved predictive management capabilities and a more modular structure that supports robust integration and faster implementations resulting in higher ROI."

Chris Mortenson
Deutsche Banc Alex. Brown

SERVING OUR COMMUNITIES

CA is as innovative in the community as it is in the high-tech industry. With a fundamental desire to give back to the community, CA has found a way to apply its focus on the next generation of technology to the next generation of humanity.

[PHOTO OMITTED]

This community commitment has become a company-wide human mind-set that has literally helped put smiles on children's faces and roofs over their heads throughout the world. Take, for example, CA's support of The Smile Train, an international charity launched in 1999 to correct cleft lips and palates in children around the world. The Smile Train provides free surgery, free training for doctors to perform the surgery, and research to find a cure for these conditions.

Or consider CA's commitment to a basic need, such as shelter. Through Habitat for Humanity, CA employees worldwide have worked side-by-side with members of their communities to build homes.

And it doesn't stop there. CA strongly supports the National Center for Missing and Exploited Children (NCMEC), which has become the leading international clearinghouse for information on missing children and the prevention of victimization. Through donations of time, money, and its own advanced technology solutions, CA enables NCMEC to easily manage mission-critical IT systems in order to better focus on rebuilding lives.

[PHOTO OMITTED]

Closer to home, CA's Digital Schoolhouse(R) in Islandia, New York, is aimed at helping youths use technology as a dynamic educational resource.

CASE STUDY

UNICENTER HELPS NEWSDAY MEET DEADLINES AND SOLVE CRITICAL NETWORK ISSUES

NEWSDAY, a subsidiary of Tribune Co., is the fifth-largest metropolitan newspaper in the country. This 60-year-old newspaper is the premier source of local, national and international reporting for its market, and has been awarded 16 Pulitzer Prizes. As a daily newspaper with tight deadlines, it was critical that NEWSDAY respond to system outages quickly, be proactive, and prevent outages from occurring. NEWSDAY also needed to manage its IT assets more efficiently, and with extensive detail.

NEWSDAY's IT department deployed Unicenter for its Networks and Systems, Remote Control, Software Delivery, and Asset Management capabilities. Since then, they have rapidly experienced impressive gains in productivity and efficiency. NEWSDAY's IT department is now able to anticipate network events and take the necessary steps to ensure users are not impacted. By using Remote Control to manage its servers in remote locations, NEWSDAY dispatches technicians less frequently. Software Delivery eliminated the need for supplemental IT services for software deployment, improved response times for end-user requests, and realized immediate cost savings.

DIRECT INQUIRIES TO:                          OR CONTACT CA's TRANSFER AGENT:
Investor Relations                            Mellon Investor Services, LLC
Computer Associates International, Inc.       85 Challenger Road
One Computer Associates Plaza                 Ridgefield Park, NJ 07660
Islandia, NY 11749                            800-244-7155
(631) 342-5601                                201-329-8660
email cainvestor@ca.com
Web address: ca.com

RECENT INVESTMENT REPORTS

ABN AMRO
CIBC World Markets
Credit Suisse First Boston
Dain Rauscher Wessels
Deutsche Banc Alex. Brown
First Albany
Goldman Sachs
Josephthal
JP Morgan H&Q
Merrill Lynch
Morgan Stanley
Parker/Hunter
Prudential Securities
SG Cowen & Co.
UBS Warburg
Wit SoundView

(C) 2001 Computer Associates International, Inc. (CA). All trademarks, trade names, service marks, and logos referenced herein belong to their respective companies. MP 134580601 CODE OT05CP2000E

                                                  [LOGO] Computer Associates(TM)

Contents of Item 3:

                               [GRAPHIC OMITTED]

                                                                   UNICENTER (R)

                       MANAGING eBUSINESS INFRASTRUCTURE

         [LOGO]
Computer Associates (TM)

MANAGING eBUSINESS INFRASTRUCTURE WITH THE NEW UNICENTER

[GRAPHIC OMITTED]

IN THE WORLD OF eBUSINESS, INFORMATION TECHNOLOGY (IT) AND THE INTERNET CONNECT ALL OF US, PLAYING AN INTEGRAL ROLE IN BUSINESS PROCESSES. IN ADDITION TO INTERNET START-UPS AND ECOMMERCE ENTREPRENEURS, MANY TRADITIONAL COMPANIES WITH ESTABLISHED CUSTOMER BASES AND PARTNERSHIPS HAVE LEVERAGED IT ON AN END-TO-END SCALE AND HAVE WEB-ENABLED THEIR BUSINESS. FOR MANY ORGANIZATIONS LIKE SERVICE PROVIDERS (xSPs), IT IS THE BUSINESS. eBUSINESS ENABLES ORGANIZATIONS TO REACH A VIRTUALLY UNLIMITED CUSTOMER BASE, BUT IT ALSO PRESENTS A NEW SET OF CHALLENGES:

o This dynamic business environment is constantly evolving as society changes, new technologies emerge, and often-unpredictable ups and downs in economic conditions occur. It is vital to keep up; yet few have the resources to continually manage the diversity and rapid changes.

o eBusiness significantly expands the scope of IT operations. In the past, organizations relied on IT to support certain daily business operations, such as personnel directories, help desk proceedings, or electronic communications, but the environment was typically an internal one. This is not the case today. IT must now support an extended enterprise system comprised of staff, customers, suppliers, partners, and remote workers in order to be effective, and each element must be constantly available.

o The demand for fast, quality business service is stronger than ever in today's competitive and volatile market, where a few seconds of downtime can mean disaster. Downtime is unacceptable; if end users have enough time to look elsewhere, they will. An organization must provide convenient and powerful online connections with partners and suppliers so that orders--and customer expectations--can be fulfilled in "Internet time."

The eBusiness infrastructure is the cornerstone of any business, and every resource--from traditional IT to wireless and other pervasive computing devices--must be managed in a cohesive, integrated fashion in order to deliver 24 x 7 availability and support. Managing the enterprise is not enough anymore. The newest generation of solutions must manage the entire collaborative infrastructure, from top to bottom, across platforms and applications, between servers, customers, and partners, bridging all disparate IT and non-IT resources. Organizations need to keep on top of change and stay in control, for only the most stable environments will survive and prosper.

INFRASTRUCTURE MANAGEMENT: ESSENTIAL TO eBUSINESS SUCCESS

Successful business requires ongoing availability, reliability, and optimal service. Achieving this goal demands cohesive and integrated management of the underlying infrastructure.

Performance has a direct effect upon availability, reliability, service levels, and ultimately, the bottom line. Systems must be able to operate effectively under ever-changing workload levels, and the network must respond accordingly --with no downtime. Since users and applications are geographically distributed across a network, the solution must monitor and manage all network components simultaneously. In addition, system agents must monitor critical application servers for health and availability across heterogeneous platforms such as UNIX, Solaris, Linux, Windows 2000, HP-UX, mainframe, and so on.

Data typically comes from numerous disparate sources, making it difficult to manage. In order to successfully monitor and collect management data, all aspects of your databases, applications, and web servers must be managed. Whether you are running databases such as Oracle and DB2 on a PC or on a mainframe, they must be managed from a business process perspective and the underlying systems must be administered for continuous availability. Meanwhile, ERP applications such as SAP R/3 and PeopleSoft, groupware applications such as Exchange and Lotus Notes as well as various homegrown applications must be managed in the context of your unique environment on both granular and business levels. Furthermore, you must monitor and manage websites and web servers continuously, and detect and report potential problems before availability is adversely impacted.

Today, eBusiness spans diverse platforms, servers, databases, desktops, laptops, and handheld devices, as well as networks, intranets, extranets, and the Internet. Managing all these IT resources can be overwhelming. Even seemingly mundane tasks such as software installation and license management are challenging. Without the proper management tools to proactively manage all IT resources across this heterogeneous landscape, the chances of costly downtime and interruptions in service can be dangerously high.

MANAGE THE eBUSINESS INFRASTRUCTURE WITH UNICENTER

Just as new opportunities bring about new challenges, these challenges bring about opportunities to find new solutions and better ways of managing business. At Computer Associates International, Inc. (CA), we welcome the opportunity to provide you with the most powerful solution designed specifically with eBusiness in mind -- Unicenter.

The new Unicenter is CA's family of integrated eBusiness Infrastructure Management solutions that uniquely bridge past, present, and future technology with the expanding infrastructure of the digital economy. Unicenter ensures the health and performance of all aspects of the eBusiness infrastructure, including the systems, networks, databases, web resources, applications, and end-user devices. Through the use of a flexible and enhanced architecture and leading-edge technology such as advanced intelligence and visualization, Unicenter delivers Internet-caliber scalability and administration in a modular, easy-to-use design that grows with your needs across this increasingly heterogeneous infrastructure. For example, Unicenter enables you to define a cross-platform schedule that includes tasks on Windows 2000, UNIX, and OS/390, then automatically enforces cross-platform job dependencies to ensure they execute successfully. All of this makes CA's Unicenter family of solutions ideal for any organization whose business depends on a "no excuses" infrastructure -- and that's every organization.

[GRAPHIC OMITTED]

WHAT EXPERTS ARE SAYING ABOUT UNICENTER

"THE NEW RELEASE OF UNICENTER, WITH ITS INNOVATIVE TECHNOLOGY AND NEW MODULAR DESIGN, IS AN EXCELLENT SOLUTION FOR VIRTUALLY ANY ORGANIZATION THAT DEMANDS CLOSE MONITORING AND MANAGEMENT OF ITS INFRASTRUCTURE. THE CLOSE PARTNERSHIP BETWEEN KEYNOTE SYSTEMS AND CA WILL BENEFIT OUR MUTUAL CUSTOMERS BY DELIVERING UNSURPASSED EASE AND ACCURACY OF MANAGING WEB APPLICATION PERFORMANCE AND ENSURING THE ACCURATE DELIVERY OF IT SERVICES TO THE END USER."

UMANG GUPTA
CEO
KEYNOTE SYSTEMS

Unicenter revolutionizes eBusiness management by incorporating intelligence to assist IT in managing their infrastructure throughout the family of products. Capabilities include the extensive correlation and root-cause analysis that isolates problems and makes sense of the thousands of events that are occurring; historian, which rolls time back enabling administrators to easily review events that lead up to a problem; and predictive management that looks ahead to forecast problems and give advance warning to administrators with sufficient time to remedy potential problems before they impact end users. These solutions deliver unparalleled infrastructure management capabilities for your organization.

[GRAPHIC OMITTED]

Unicenter integrates your environment -- from PDAs to mainframes -- to deliver ongoing cross-platform infrastructure management. It also enables collaborative eBusiness models of business-to-business (B2B), business-to-consumer (B2C), eMarketplaces, Application Service Providers (ASPs), Managed Service Providers
(MSPs), Internet Service Providers (ISPs), and more, within and across the extended enterprise.

MANAGE COLLABORATIVE eBUSINESS

Your business does not exist in a vacuum. In today's extended, global eBusiness marketplace, the Internet connects organizations in unprecedented ways, providing new possibilities, yet necessitating effective management of both internal and external infrastructures.

For instance, your business may sell clothes over the Internet in a B2C relationship while obtaining its merchandise from various manufacturers in a B2B relationship. Your business then uses a third-party mailing/distribution company to deliver goods to your customers. If communication falters at any point in this supply chain, customers will not get their merchandise on time, and the chance of their doing business with you again is highly unlikely.

Unicenter ensures the reliability and performance of your business initiatives by managing every aspect of the eBusiness infrastructure, from the applications to the customers and partners. By supporting employees, partners, suppliers, and customers in this manner, Unicenter enables the establishment of permanent and/or on-demand business relationships to quickly address the changing requirements of the marketplace.

Through its new management architecture and extensive integration capabilities, Unicenter blends business information with IT management information, thus relating IT technology to business processes. Merging business information with IT management information delivers a powerful advantage to every business as they can see the true impact that problems in the infrastructure have on their business services, customers, and partners.

ENSURE OPTIMAL DELIVERY OF eBUSINESS SERVICES

Service levels -- the pivotal point where business and IT meet -- play a critical role in the success of any eBusiness venture, whether it's a dot-com, xSP, or "click and mortar" enterprise. Today, every business is a service provider, and end users determine the acceptable levels of service. In fact, a violation of Service Level Agreements (SLAs) can have tremendous financial penalties. Even the greatest idea can fail if an organization cannot follow through with its SLAs and accommodate its clients and partners quickly and accurately.

Unicenter provides end-to-end cross-platform management of all the resources that deliver eBusiness services including the web application infrastructure. By managing all aspects of performance, including network, database, system, and application response times, Unicenter delivers extensive management and reporting of SLAs and performance contracts. This helps ensure optimal delivery and compliance with these agreements, helping you to meet and exceed your customer expectations.

[GRAPHIC OMITTED]

Moreover, Unicenter enables you to manage eBusiness according to end-users' needs, making it easier to attract and retain customers. By approaching management from both IT and business, as well as the provider and customer perspective, you can take proactive measures to improve availability, reliability, and response times, thereby increasing user satisfaction.

PLUG IN AND GO WITH ADAPTIVE MODULAR SOLUTIONS: WHAT YOU NEED, WHEN YOU NEED IT

In today's ever-changing electronic environment, the solutions you implement today may become obsolete tomorrow. When it comes time to upgrade, that technology may not integrate easily with your system, and you may be forced to reengineer your infrastructure.

Unicenter alleviates this all-too-familiar situation. Unicenter is a family of scalable, modular infrastructure management solutions designed for easy implementation and use, fitting right into any existing environment with the ability to integrate together perfectly. It allows IT to manage its present needs and expand to manage its future needs -- all with tight integration.

MODULAR. The value-based modular packaging of Unicenter makes implementation, deployment, and management as easy as possible. With Unicenter, you purchase focused solutions based on your unique management needs. Since each component contains a powerful set of management services that are used throughout the family, there's no need to purchase separate products to make integration happen -- it works out-of-the-box.This flexible, modular design allows each solution to run stand-alone, or when installed together, combines to provide a seamlessly integrated management suite.

WHAT EXPERTS ARE SAYING ABOUT UNICENTER

"CA CONTINUES TO BE A MARKET-MAKER IN THE MANAGEMENT SPACE AND, WITH UNICENTER(R) 3.0, JUST UPPED THE ANTE. CA ARCHITECTED UNICENTER 3.0 TO NOT ONLY ADDRESS TODAY'S ISSUES IN CHALLENGE-SIZED CHUNKS DETERMINED BY CUSTOMER REQUIREMENTS -- BUT TO EXPLOIT NEW TECHNOLOGIES AS THEY BECOME VIABLE. WITH A HERITAGE OF SUCCESS, FIRST-RATE FUNCTIONALITY THAT WORKS TODAY, AND A SOLUTION SET THAT FUTURE-PROOFS MANAGEMENT, CA HAS ANOTHER WINNER HERE."

VALERIE O'CONNELL
MANAGING DIRECTOR
ENTERPRISE MANAGEMENT
ABERDEEN GROUP

INTEGRATED. Each Unicenter component features a multitude of state-of-the-art tools based on time-tested, award-winning CA technology. Unicenter components provide common operations and integration "as needed," to monitor and manage your infrastructure. These expansive services, also used by CA's security and storage solutions, include event management, calendaring, configuration, service level data captures, and a data bus for communications.

Unicenter provides a single development environment in which to integrate applications developed in any language, from Java to legacy COBOL. Compatible with all major standards, Unicenter enables simplified integration of cross-platform, cross-enterprise, and cross-application data and logic into your managed environment. The Unicenter environment can be easily customized to add unique customer requirements. A powerful Software Development Kit (SDK) provides additional tools to help you develop and integrate applications into the Unicenter environment, to leverage information from any source without re-coding or new data entry.

As IT and your business evolve, the scalable technology automatically conforms accordingly, eliminating the need to reengineer environments or perform time-consuming, costly upgrades. The ability to use one solution to address a broad, continually growing customer base helps to improve efficiency and increase revenue potential.

MANAGE STRATEGICALLY VIA ADVANCED, INNOVATIVE TECHNOLOGY

Every component of Unicenter features advanced intelligence, visualization, and personalization technology to enable easy, efficient administration and strategic planning to shape your organization's future. This results in tangible business benefits, including:

o Improved problem resolution times.

o Streamlined management and training costs.

o Improved overall service levels.

o Enhanced return-on-investment (ROI), including better allocation of resources.

INTELLIGENT, ADVANCED PROBLEM ISOLATION AND TROUBLESHOOTING

[GRAPHIC OMITTED]

Unlike traditional enterprise management systems, Unicenter exploits intelligence to help IT administration staff and shorten problem resolution times. Advanced root-cause analysis, correlation, and event management identify problems, while historian features enable you to look back and trace how problems have developed.

But forewarned is forearmed, and with that in mind, Unicenter was designed to predict developing problems, enabling IT to identify the cause and correct them before they impact business. CA's U.S. patented, self-learning, predictive neural network Neugents(R) technology is embedded within Unicenter to accurately predict future issues and suggest courses of action, technology that avoids problems rather than discovers and cures.

ADVANCED VISUALIZATION AND PERSONALIZATION

Every IT resource contributes to services that are ultimately delivered to an internal or external end user. However, it is difficult, if not impossible, to monitor every single resource at once. Unicenter simplifies this task by providing a holistic view of your infrastructure's performance via a personalized management portal and enhanced graphical capabilities. Complete management of all resources is available from a web browser, and these customized, lifelike views require virtually no training to comprehend.

[GRAPHIC OMITTED]

With its intuitive Real World Interface(TM), Unicenter provides a centralized, multidimensional view of the status of numerous complex elements that comprise the enterprise. You can define customized Business Process Views(TM) (BPVs), which provide business-centric management by allowing you to group all IT assets -- from mainframe to UNIX to Windows 2000 --related to a particular business process (such as payroll, inventory control, or accounting). BPVs enable you to view the enterprise according to user-defined criteria from either your distributed or mainframe environment, and drill down to monitor the situation at hand rather than an elemental view of critical resources. This ability to "see" your environment from a business perspective makes management and maintenance easy and efficient, significantly minimizing system downtime.

Unicenter Explorer and GUI components integrate and host all user interface components and plug-ins. Industry-leading visualization and reporting (including Java-based GUI, 2-D, 3-D, and portal views) simplify the complexity of the IT infrastructure. Advanced visualization capabilities include the ability to pan, zoom, expand, and collapse, to quickly explore the enterprise and select the level of detail desired. And for administrators on the move, Unicenter provides the ability to manage the infrastructure from their Personal Data Assistants
(PDAs), ensuring they are always in touch.

These capabilities make managing your infrastructure much easier, which can help reduce training and implementation time and costs, enable less-experienced personnel to assist in IT management, and allow better allocation of valuable IT resources.

INTUITIVE, PERSONALIZED VIEWS VIA PORTALS

Web-based portal technology provides intuitive information sources for both technical and business-focused administration. The Unicenter management portal offers the ability to present Unicenter information in a highly personalized manner, according to individual settings.

This empowers users to save time by seeing only the information they want, in the desired format, providing the insight they need to accurately gauge existing and future conditions.

UNICENTER INFRASTRUCTURE MANAGEMENT SOLUTION AREAS

Since no two organizations are exactly alike, Unicenter offers an array of integrated components focused on your unique eBusiness objectives, yet powerful enough to manage the entire infrastructure from end-to-end, ensuring 24 x 7 reliability and availability.

[GRAPHIC OMITTED]

UNICENTER DELIVERS INTERNET-CALIBER SCALABILITY AND ADMINISTRATION IN A MODULAR, EASY-TO-USE DESIGN THAT GROWS WITH YOUR NEEDS.

WHAT EXPERTS ARE SAYING ABOUT UNICENTER

"BOTH CA AND UNICENTER HAVE UNDERGONE A SIGNIFICANT TRANSFORMATION AND IDC IS STRUCK BY THE INNOVATION THE COMPANY HAS SHOWN. CA WILL NOW BE ABLE TO DELIVER eBUSINESS MANAGEMENT IN A FORMAT SUITABLE FOR VIRTUALLY ANY SIZE OF ORGANIZATION THAT SHOULD DRAMATICALLY REDUCE THE COST AND COMPLEXITY OF ACHIEVING END-TO-END eBUSINESS MANAGEMENT."

PAUL MASON
GROUP VICE PRESIDENT OF
INFRASTRUCTURE SOFTWARE
RESEARCH
IDC

NETWORK AND SYSTEMS MANAGEMENT

As the network infrastructure becomes increasingly complex, Unicenter offers the Network and Systems Management capabilities necessary to ensure the availability of your environment, providing control from the "PDA-to-mainframe" for the most granular insight into the extended infrastructure. Network and Systems Management solutions monitor status, event, and configuration information for your entire infrastructure -- from Linux and Windows to OS/390; from frame relay to TCP/IP networks; from clusters to SANs, and so on. Unicenter provides integrated management of industry-standard device and network protocols including TCP/IP, SNA, DECnet, and IPX. It manages network and applications performance across network boundaries, providing a complete picture of end-to-end status and performance. Proactive problem analysis provides prompt notification in the event of impending issues, resulting in superior availability and performance of this mission-critical infrastructure. These products include:

o Unicenter(R) 3.0 Network and Systems Management

o Unicenter(R) Service Level Management

o Unicenter(R) Performance Management

o Unicenter(R) Advanced Network Operations

[GRAPHIC OMITTED]

AUTOMATED OPERATIONS MANAGEMENT

The effective automation and execution of jobs and process control is a critical requirement in managing today's distributed enterprise, as is the need to transfer large volumes of business-critical information in a timely manner. Unicenter(R) Automated Operations Management solutions extend across all platforms from NT to mainframe, systematizing these routine tasks, bringing an unprecedented level of automation to heterogeneous environments. Our solutions keep a constant watch on processes to maintain smooth operation of your production environment, freeing administrators for more important tasks. These products include:

o Unicenter(R) AutoSys(R) Job Management

o Unicenter(R) Output Management

o Unicenter(R) Data Transport

[GRAPHIC OMITTED]

IT RESOURCE MANAGEMENT

Unicenter provides key technologies to help control, manage, and change your IT resources regardless of the size or complexity of your distributed enterprise. As the use of laptops and wireless devices increases and the number of individuals working remotely grows, comprehensive configuration management of these devices (as well as servers, desktops, and appliances) is essential. Unicenter(R) IT Resource Management helps you monitor and manage assets, deploy software, log help desk issues, perform capacity planning, accounting and chargeback, and more, across this entire extended enterprise. These powerful solutions include:

o Unicenter(R) Asset Management

o Unicenter(R) Software Delivery

o Unicenter(R) Remote Control

o Unicenter(R) Service Desk

DATABASE MANAGEMENT

CA's Database Management suites provide integrated tools with the power and flexibility required to proactively manage all database resources and related applications. Database Management tools improve service levels, data availability, and IT responsiveness across the breadth of databases and the diverse range of platforms including NT, UNIX, and the mainframe. Solutions include:

o Unicenter(R) Database Performance Management Suite

o Unicenter(R) Database Administration Suite

o Unicenter(R) Database Backup and Recovery Suite

WEB INFRASTRUCTURE MANAGEMENT

To ensure the success of today's eBusiness initiatives, the Unicenter(R) Web Infrastructure Management tools enable you to confidently leverage the Internet, intranet, and extranet to their fullest extent. These solutions ensure the health and performance of the essential components including web servers, application servers, and middleware. In addition to managing the web infrastructure, they also manage business logic to ensure that both the servers and applications are delivering optimal service.

Solutions include:

o Unicenter(R) Management for WebLogic

o Unicenter(R) Management for WebSphere

o Unicenter(R) Management for Web Servers

o Unicenter(R) Management for MQSeries

APPLICATION MANAGEMENT

Unicenter Application Management solutions provide comprehensive management focused on specific applications, thus providing solutions tailored to your needs. Solutions are available to manage today's popular packaged applications such as SAP R/3 and PeopleSoft, and groupware systems such as Microsoft Exchange and Lotus Notes. Each solution supports the unique eBusiness needs of its respective platform, managing it in harmony with the rest of the extended eBusiness enterprise. Solutions include:

o Unicenter(R) Management Suite for Groupware

o Unicenter(R) Management Suite for ERP

[GRAPHIC OMITTED]

STRATEGIC UNICENTER PARTNERSHIPS

To fully capitalize on the capabilities of Unicenter, many industry-leading organizations are partnering with CA in several ways. Some are developing full integration with this

WHAT EXPERTS ARE SAYING ABOUT UNICENTER

"SINCE OUR IT SUPPORT SERVICES ARE GLOBAL IN NATURE, THE UNICENTER FAMILY OF MANAGEMENT SOLUTIONS PROVIDES AN INTEGRATED SET OF PRODUCTS AND FUNCTIONS THAT ALLOWS AIG TO BETTER MANAGE ITS COMPLEX CLIENT, WEB SERVER, AND MAINFRAME ENVIRONMENTS. OUR PARTNERSHIP WITH CA PROVIDES US WITH THE NECESSARY TOOLS AND SERVICES TO MANAGE THIS GLOBAL INFRASTRUCTURE PROACTIVELY AND SECURELY."

MARK POPOLANO
SENIOR VICE PRESIDENT,
CHIEF INFORMATION OFFICER
AIG
powerful technology. Others, like ISPs and MSPs, are using Unicenter to comprehensively manage their systems, and to deliver CA infrastructure management via hosted services. Meanwhile, system integrators (SIs) and value-added resellers (VARs) are leveraging Unicenter to provide value-added services to their customers. Partners include, but are not limited to:

o Blue Martini            o Nokia
o Cisco                   o PeopleSoft
o CSC                     o SAP
o EDS                     o Sun
o Microsoft

[GRAPHIC OMITTED]

UNICENTER: MANAGING THE eBUSINESS INFRASTRUCTURE

Unicenter delivers an integrated family of modular, cross-platform infrastructure management solutions that support today's extended enterprise. Its modular approach enables customers to buy what they need now and add additional management capabilities as their needs change. Each Unicenter product employs unique and innovative technologies -- such as advanced intelligence, visualization and personalization -- to simplify eBusiness infrastructure management and deliver optimal service to customers.

CA: THE SOFTWARE THAT MANAGES eBUSINESS(TM)

CA offers the most expansive and comprehensive eBusiness software portfolio available in the IT industry today. These powerful solutions address all aspects of eBusiness management and integrate readily with the infrastructure capabilities found in Unicenter.

In addition to managing the infrastructure, the Unicenter family of solutions integrates with CA's award-winning BrightStor(TM) storage management solutions, eTrust(TM) security solutions, and Jasmine(R) information management solutions.

BRIGHTSTOR STORAGE MANAGEMENT

BrightStor is CA's integrated, high-performance, cross-platform storage management solution that provides today's dynamic organization with products and tools to manage and protect enterprise-wide critical data. These award-winning solutions offer data management across every major operating environment, network protocol, and storage technology. CA is the only vendor to offer true end-to-end backup capabilities for today's dynamic, heterogeneous environment, with solutions that offer server-less backup, total SAN support, online "hot" backup, and much more. The BrightStor storage solutions fully integrate with Unicenter solutions to offer unparalleled storage capabilities. In areas such as SAN management, for example, BrightStor manages the data movement while Unicenter optimizes network performance, offering a comprehensive management solution.

eTRUST(TM) SECURITY MANAGEMENT

eTrust is CA's family of eBusiness security solutions that proactively secures an organization's heterogeneous IT infrastructure from the browser to the mainframe. By offering complete security infrastructure management from the industry's #1 supplier of eBusiness security, eTrust enables trusted eBusiness. Integrated with Unicenter, these powerful solutions offer industrial-strength security solutions for managing the collaborative enterprise, with powerful, comprehensive solutions that address every security issue, including antivirus, access control, Virtual Private Networks (VPNs), Public Key

Infrastructures (PKIs), and intrusion detection. Together, Unicenter and eTrust offer bulletproof security across the extended enterprise -- from the smallest wireless device to the mainframe.

JASMINE INFORMATION MANAGEMENT

Jasmine is CA's portfolio of information management solutions that enables an organization to cohesively manage vital business information and leverage it for new opportunities. Jasmine solutions manage the application development life cycle, integrating applications, data, and systems, and transforming business processes to support new initiatives. When used together, Jasmine and Unicenter provide advanced integration and management capabilities with third-party applications such as Enterprise Resource Planning (ERP) and Supply Chain Management (SCM). The Unicenter Enterprise Management Portal leverages Jasmine intelligence by aggregating all information tailored to a specific function or job title.

CA's focus on the software that manages eBusiness underscores our commitment to providing value through trusted, innovative business solutions, services, and support, making CA the perfect choice for all your unique eBusiness needs.

WHAT EXPERTS ARE SAYING ABOUT UNICENTER

"CA IS EFFECTIVELY REINVENTING UNICENTER IN ACCORDANCE WITH KEY MARKET REQUIREMENTS FOR THE MANAGEMENT OF STRATEGIC SERVICES -- INCLUDING USABILITY, AUTOMATION, AND ADVANCED INTELLIGENCE. THE BROADER CAPABILITIES OF THE COMMON SERVICES INFRASTRUCTURE OF UNICENTER FOR SCALABLE INTEGRATION AND AUTOMATION ACROSS DISPARATE MANAGEMENT APPLICATIONS IS ONE OF THE SECRET JEWELS IN ITS CROWN."

DENNIS DROGSETH
VICE PRESIDENT
ENTERPRISE MANAGEMENT
ASSOCIATES

                                       FOR MORE INFORMATION, CALL 1-800-225-5224
                                                                 OR VISIT CA.COM

                               [GRAPHIC OMITTED]

        [LOGO]
Computer Associates (TM)

                  (C) 2001 Computer Associates International, Inc. (CA). All trademarks, trade names, service marks, and logos referenced herein belong to their respective companies.
                  Printed in the U.S.A.
                  MP132970601     SB05TU0E

Contents of Item 4:

                               [GRAPHIC OMITTED]

                                                                          eTrust

                          MANAGING eBUSINESS SECURITY

         [LOGO]
Computer Associates(TM)

SECURITY SOFTWARE THAT ENABLES TRUSTED eBUSINESS

[GRAPHIC OMITTED]

THE INTERNET HAS OPENED UNLIMITED AVENUES OF OPPORTUNITY BY ENABLING ORGANIZATIONS TO CONDUCT BUSINESS AND SHARE INFORMATION ON A GLOBAL BASIS. ONLINE BUSINESS HAS BROADENED MARKET REACH BY ENABLING BUSINESS-TO-BUSINESS, BUSINESS-TO-CONSUMER, AND EMPLOYEE COMMUNICATION. WHILE eBUSINESS HAS BEEN KEY IN PROVIDING THESE VIRTUALLY BOUNDLESS OPPORTUNITIES, IT ALSO BRINGS NEW LEVELS OF SECURITY CONCERNS TO THE ENTIRE LANDSCAPE. IT EXPOSES VALUABLE CORPORATE INFORMATION, MISSION-CRITICAL BUSINESS APPLICATIONS, AND CONSUMERS' PRIVATE INFORMATION TO MORE RISK THAN EVER BEFORE. HACKERS BREAKING IN AT ANY POINT IN THE BUSINESS COULD PUT A COMPANY'S DAY-TO-DAY OPERATIONS IN JEOPARDY, THREATENING ITS INTEGRITY, AND POTENTIALLY RESULTING IN FINANCIAL LOSS AND RUIN. EXPOSURE FROM MULTIPLE PARTNERS AND THEIR EMPLOYEE BASE IS RAPIDLY INCREASING AS EXTRANETS CONTINUE TO EXPAND AND MATURE.

Today's high-speed business environment must provide online business services for customers, business partners, and employees that are both personalized and secure. eBusinesses must allow access to resources while protecting valuable assets and ensuring consumers' privacy. Inadequate tools, compounded by the aggressive rate of Internet adoption, and the exponential growth of end users must be addressed. Organizations wishing to successfully compete in the Internet arena need the proper tools and strategy to secure this environment. They need a comprehensive security solution to ensure they can conduct activities and transactions with trust--trusting the identity of their online customers, while trusting that their systems, applications, and networks are free of viruses and safe from intruders.

AN ALL-ENCOMPASSING eBUSINESS SECURITY SOLUTION

Computer Associates International, Inc. (CA) eTrust solves all your security concerns by offering industrial-strength security solutions across the virtual enterprise. eTrust offers the comprehensive security capabilities needed to proactively secure your environment, including web access control, PKI, centralized user administration, enterprise-wide cross-platform server access controls, VPN, malicious code and antivirus protection, intrusion detection, integrated directories, and complete mainframe protection. This family of products can be implemented individually or as a solution set, delivering proven, best-of-breed functionality to secure all enterprise-wide resources from the browser to the mainframe, and to manage the existing security infrastructure.

                               [GRAPHIC OMITTED]

eTrust solutions leverage your current environment, enabling you to painlessly snap-in security features wherever needed. Tight integration among eTrust solutions provides bulletproof security across the enterprise and the flexibility to incrementally adopt other eTrust solutions with the assurance they will seamlessly work together. For example, eTrust(TM) Audit consolidates logs from eTrust products, and eTrust(TM) Policy Compliance(TM) validates eTrust security settings.

eTrust delivers leading-edge solutions that interface with today's technologies. It uses an open, standards-based architecture, allowing integration with other CA technologies, including Jasmine(R) Portal, as well as other vendors' technologies. For example, in the area of user authentication, eTrust(TM) Single Sign-On(TM) (SSO) and eTrust(TM) Web Access Control support the use of ETrust(TM) PKI (Public Key Infrastructure), out-of-the-box and also support the use of certificates from other standards-based PKI vendors. The underlying eTrust authentication engine allows for use of smart cards, password tokens, biometric devices, and passwords.

In the area of directory technology, eTrust(TM) OCSPro supports the requirements of global eBusiness, such as online financial systems, which require realtime checks on users' certificates. eTrust offers eTrust(TM) Directory,(TM) which provides a uniquely scalable and high-performance distributed directory solution for eBusiness.

Many eTrust products ship with LDAP interfaces to provide out-of-the-box interoperation with other directory technologies. eTrust(TM) Admin exploits LDAP to manage users and resources in eTrust(TM) CA-ACF2(R) Security and eTrust(TM) CA-Top Secret(R) Security. In addition, both eTrust CA-ACF2 and eTrust CA-Top(R) Secret provide a full-functioned eTrust(TM) LDAP Server for OS/390 and z/OS to allow distributed applications to leverage proven security policies stored in these mainframe solutions.

Built with open standards and designed with centralized cross-platform views of security information, eTrust seamlessly manages security to confidently conduct safe eBusiness across the enterprise. The eTrust family of products are grouped into three solution sets--eTrust(TM) Access, eTrust(TM) Defense, and eTrust(TM) Management--each designed to focus on a functional area of security.

ACCESS

Today's enterprise demands personalized, yet secure access for all types of internal and roaming users, business partners, and web-based eCommerce customers. All are vital to the success of your business, and all require fast access to resources and information, which in many cases are the most valued assets of your business.

The eTrust Access solution set provides policy-based control to ensure that the right people have access to the right information enterprise-wide. This solution set enables both Internet transactions and Internet-based corporate data access by using digital certificate-based

                               [GRAPHIC OMITTED]

WHAT CLIENTS
  ARE SAYING

"WE WERE LOOKING FOR TOOLS TO ENHANCE THE SECURITY OF OUR INTERNET BANKING SERVICE. AFTER A LONG SURVEY AND TESTING, WE CONCLUDE THAT CA's eTRUST SOLUTIONS PROVED TO BE AN EXCELLENT TOOL SET FOR ICBC. WE ADOPTED IT."

                                                                YUANG-GWEI HUANG
                                                          INTERNATIONAL COMMERCE
                                                                      BANK CHINA

                                [PHOTO OMITTED]

authentication and digital signature supported by realtime validation of certificate status, VPN, and PKI architecture. PKI is a widely accepted standard for ensuring the authenticity of users, integrity of data, and non-repudiation of transactions. The standard facilitates safe eBusiness across open networks.

Cross-enterprise and cross-application directory services are needed to provide user authentication and validation required for personal access. Directories serve as a consolidation point to store and manage data that is used by several applications and network resources--data such as user profiles, security policies, and resource configurations. The eTrust Access solution set includes:

o eTRUST DIRECTORY. A highly scalable solution for large-scale, business-critical directory service applications. It provides a powerful, extensive directory services infrastructure, for managing complex, distributed information. Through built-in schemata for the market-leading LDAP-enabled infrastructures, such as NetWare, Notes, and Active Directory, eTrust Directory consolidates existing LDAP islands into an enterprise-scalable backbone directory.

o eTRUST OCSPro. Provides a scalable and distributed Online Certificate Status Protocol Responder implementation. It delivers application-specific policy processing, distributed and load-balanced throughput management, and strong integration with directory and PKI elements. eTrust OCSPro works with existing certificate authority solutions to meet the stringent security requirements of Identrus.

o eTRUST PKI. Offers a reliable, trusted mechanism for business transactions. It delivers rapid integration with enterprise systems and provides the enterprise administration capabilities that are critical to effective implementation. eTrust PKI is specifically designed to provide strong authentication and privacy for eTrust Single Sign-On and eTrust Web Access Control. eTrust SSO and eTrust Web Access Control work with eTrust PKI seamlessly to provide secure access for enterprises. eTrust PKI works out-of-the-box with industry-leading smart cards and tokens.

                               [GRAPHIC OMITTED]

eTrust PKI IS ONE OF THE CORE PRODUCTS OF THE NEWLY INTRODUCED ACCESS SOLUTION SET. IT ALLOWS FOR QUICK SUPPORT AND DEPLOYMENT OF DIGITAL CERTIFICATES.

o eTRUST VPN. Virtual Private Network (VPN) transparently secures all application traffic, centrally manages all servers, and provides detailed audit logs for comprehensive analysis through drill-down querying and reporting. It creates inexpensive and fast links between corporate intranets while securing Internet connections.

o eTRUST WEB ACCESS CONTROL. Enables browser-based access to web applications using a wide range of authentication methods. The user experience is enhanced with a single authentication to all permitted applications. Views can be user-customized delivering a personalized experience. Backed by a highly efficient eTrust Directory, an X.500 directory service, and eTrust PKI--a built-in trusted digital certificate technology, eTrust Web Access Control is open to work with customers' existing directories or PKIs, ensuring smooth eBusiness growth with strong security and unparalleled scalability.

DEFENSE AGAINST INTERNET THREATS

Using Internet technologies to transact eBusiness and share information over both third-party and public Internet infrastructures, exposes a company's entire network to the outside world, making it vulnerable to a number of external attacks. In a few brief moments, private consumer information, product pricing information, and strategic market plans can be stolen or destroyed.

Messaging systems provide an effective vehicle for spreading viruses that may go undetected for days or weeks. Left undetected, deliberate virus attacks can destroy critical information assets, completely disabling the business. At a minimum, viruses can be a nuisance that impedes end-user productivity.

The eTrust Defense solution set detects, analyzes, warns, prevents, and cures attacks--be it malicious mobile code, worms, viruses, or hackers attempting to destroy and bring down your eBusiness. Through ICSA-certified firewalls that provide both perimeter and internal protection, award-winning antivirus technology, and proactive realtime attack intervention, your enterprise will have complete protection coverage. These solutions secure Internet communications and protect against the deployment and execution of Distributed Denial of Service attacks. The eTrust Defense solution set includes:

o eTRUST ANTIVIRUS.(TM)Provides realtime, enterprise-wide protection against today's most serious security threat--viruses. This powerful antivirus solution detects and cures viruses automatically. It works out-of-the-box with organizations' mail servers and automatically distributes signatures from the gateway server down to the desktop.

                               [GRAPHIC OMITTED]

o eTRUST(TM) CONTENT INSPECTION. Isolates malicious code activity and provides realtime attack intervention, including automatic detection, blocking, and notification of all types of malicious content.

WHAT CLIENTS ARE SAYING

"CA's eTRUST AUDIT IS A HIGH-QUALITY SOLUTION FOR EVENT LOG COLLECTION AND ANALYSIS IN A MULTI-PLATFORM ENVIRONMENT. THE ABILITY TO COLLECT AUDIT DATA FROM HETEROGENEOUS SYSTEMS AND APPLICATIONS, PERFORM DETAILED EVENT ANALYSIS, AND SEND ADMINISTRATOR ALERTS IN NEAR REALTIME IS EXTREMELY BENEFICIAL FOR MAINTAINING SECURITY IN TODAY'S COMPLEX eBUSINESS ENVIRONMENTS."

                                                                    TSVIKA GOREN
                                                            SENIOR DATA SECURITY
                                                           ADMINISTRATOR DataSec

                                [PHOTO OMITTED]

o eTRUST(TM) FIREWALL. Uniformly enforces security policies throughout the enterprise, safeguarding all mission-critical network resources. eTrust Firewall goes beyond boundary protection, extending internally to secure vital network segments while protecting the perimeter of your enterprise.

o eTRUST(TM) INTRUSION DETECTION.(TM) Combines surveillance and alert capabilities that help stop attacks and abuses. This powerful solution takes the "detect, alert, prevent" approach to safeguarding your network--providing real-time, non-intrusive detection, policy-based alerts, and automatic prevention. eTrust Intrusion Detection works with eTrust Firewall, as well as with CheckPoint and Cisco.

                               [GRAPHIC OMITTED]

MANAGEMENT OF THE ENTIRE SECURITY INFRASTRUCTURE

Today's highly sophisticated eBusiness infrastructure spans from operating systems to applications to worldwide Internet and extranets to LANs and wireless handheld communication devices. Computer networks have expanded to include more machines and applications, and the number of users continues to grow exponentially as the boundary line of the enterprise continues to blur.

The introduction of emerging technologies increases the complexity of the IT environment. While there are many individual security tools for each area, there is a lack of comprehensive coverage, since point product solutions acquired from multiple vendors do not integrate seamlessly with one another. For example, while some tools offer a solution for Internet security, they do not address the needs of the traditional mainframe or client/server system. Security technologies proliferate within most organizations, and each has its own administration tools, user databases, and logs.

Without a central management view, these variegated solutions do not work together nor do they work across platforms, thereby resulting in multiple points of management, audit, and exposure. Non-integrated security leads to fragmented security policies leaving gaping holes in the infrastructure that can be remedied only by costly integration and ongoing support. Organizations need a comprehensive set of security management solutions to manage the entire enterprise from the laptop to the mainframe, allowing information management and services delivery via the Internet with high levels of confidence and security.

Rather than replace the existing security infrastructure, it is critical that eBusiness security management solutions monitor and manage today's security environments using consistent visualization across diverse technologies.

The eTrust Management solution set provides a complete, cross-platform, cost-efficient security solution that safeguards systems from wireless devices to the mainframe. Integrated, policy-based and fully scalable, eTrust security infrastructure management simplifies the monitoring of security events by automating routine management tasks and automatically enforcing security policies. Strong audit capabilities easily manage and account for distributed information across the enterprise. eTrust provides a common management foundation that integrates existing and emerging technologies while securing all eBusiness resources, including networks, systems, applications, databases, and the Web. The eTrust Management solution set includes:

o eTRUST ACCESS CONTROL. Provides an essential eBusiness element--regulating access to critical business assets. eTrust Access Control defines policies that prohibit unauthorized system access, thus "hardening" server operating systems.

o eTRUST ADMIN. Provides central provisioning of users and resources across enterprise security systems and directories.

o eTRUST AUDIT. Collects enterprise-wide security and systems audit information using a scalable, multi-tier collection architecture. It consolidates data from platforms, including UNIX, Windows NT servers, eTrust CA-ACF2, eTrustCA-TopSecret, RACF, Oracle, and other eTrust products, and stores it in a central database for easy access and reporting.

o eTRUST CA-ACF2 SECURITY AND eTRUST CA-TOP SECRET SECURITY (INCLUDES eTRUST LDAP SERVER FOR OS/390 AND z/OS) help ensure the integrity and security of critical information assets, and enable controlled sharing of data and computer resources on the mainframe. They fully support features such as UNIX System Services, digital certificates and SSL, and LDAP. Built-in, comprehensive administrative and reporting tools, along with detailed security event logging capabilities, simplify the management of users and resources and enable comprehensive out-of-the-box auditing. Flexible implementation options and seamless protection are available across all major mainframe operating systems. Both solutions are integrated with eTrust security on distributed platforms.

o eTRUST POLICY COMPLIANCE. Enables organizations to prepare against unauthorized usage or attacks by identifying potential weak points in an organization's security policies, automatically generating appropriate corrections, and monitoring the network of systems and databases on an ongoing basis.

o eTRUST SINGLE SIGN-ON. Automates secure access to both browser-based applications as well as client/server-based applications through a single sign-on, thus eliminating the security headaches--and vulnerabilities--associated with multiple IDs and passwords. eTrust Single Sign-On decreases the workload on the help desk while enhancing employee satisfaction and productivity.

                                                        WHAT ANALYSTS ARE SAYING

  "CA's RANKED AS THE WORLD'S LEADING PROVIDER OF INTERNET SECURITY SOFTWARE FOR
                                                      THE SECOND YEAR IN A ROW."

                                                                       IDC, 2001
                                                              WORLDWIDE INTERNET
                                                        SECURITY SOFTWARE MARKET
                                                             FORECAST & ANALYSIS
                                                                       2001-2005

WHAT CLIENTS ARE SAYING

"eTRUST INTRUSION DETECTION HAS BEEN INSTRUMENTAL IN HELPING THE DISTRICT MEET STATE AND FEDERAL MANDATES REGARDING AUTHORIZED ACCESS TO NETWORK RESOURCES. ITS POWERFUL TOOL SET HAS ENABLED US TO SAFEGUARD OUR NETWORK ENVIRONMENT WHILE APPLYING SECURITY POLICIES THAT CAN BE TAILORED TO THE DIFFERENT REQUIREMENTS OF STUDENTS, TEACHERS, AND STAFF. IN JUST A SHORT TIME, eTRUST INTRUSION DETECTION HAS HELPED US ESTABLISH A BUILT-IN LAYER OF PROTECTION AGAINST BOTH INTERNAL MISUSE AND OUTSIDE SECURITY THREATS."

                                                                     TOMAS PEREZ
                                                                    MIS DIRECTOR
                                                             McALLEN INDEPENDENT
                                                                          SCHOOL

eTRUST OPEN AUTHENTICATION ENGINE

eTrust is developed with open Application Programming Interface (API) to allow best-of-breed authentication schemes to be seamlessly integrated. This has allowed multiple best-in-class vendors to integrate their authentication devices to eTrust more as new technology emerges. The same open interface will allow similar solutions to be available. Biometrics is one example of an authentication mechanism that recognizes an individual based on a physical attribute, such as fingerprint, voice, or iris recognition.

                               [GRAPHIC OMITTED]

eTRUST(TM) SERVICES--READY-TO-DEPLOY TRUSTED eBUSINESS

CA Services(SM) is focused on enabling customers' eBusiness success. By leveraging our value-added professional expertise and our advanced tools and methodologies, enterprises will fully realize the power of end-to-end security, through:

o Complete security services, including vulnerability, risk assessment, and product implementation.

                                [PHOTO OMITTED]

o Security implementations that incorporate eTrust solutions for enterprise defense, Internet access, and security management.

o Integration of eTrust solutions into a customer's infrastructure, including architecture, design, installation, configuration, and customization.

The eTrust Services team is comprised of highly skilled and CA-trained eTrust architects, consultants, and project managers. Using best practices and proprietary methodologies, they are backed by the product support and eTrust development engineers who built the products and have wide industry expertise to integrate with third-party security technologies.

COMPUTER ASSOCIATES--THE LEADER IN eBUSINESS SECURITY

CA delivers comprehensive eBusiness Security through the eTrust family of security solutions. Having delivered the first major independent security solutions, CA-ACF2(R) and CA-Top Secret(R), that continue to lead the marketplace even today, CA is the undisputed leader in security technology. CA offers advanced technologies to secure the eBusiness infrastructure through the eTrust Access, eTrust Defense, and eTrust Management solution sets. Thousands of clients with the most stringent security requirements, (such as financial and health care industries, military, and intelligence communities) rely upon CA solutions to enable secure access to their information assets. Our solutions present a solid investment, automatically updating antivirus signatures, intrusion policies, and malicious attack detection. Collectively, they provide unprecedented functionality that provides secure access, enterprise defense, and comprehensive security infrastructure management that your eBusiness relies on.

All eTrust solutions provide a powerful solution for building, deploying, and managing security as part of the larger task of eBusiness Management. By providing the assurances consumers, users, and business owners require, eTrust enables trusted eBusiness.

CA: THE SOFTWARE THAT MANAGES eBUSINESS(TM)

CA offers the most expansive and comprehensive eBusiness software portfolio available in the IT industry today. These powerful solutions address all aspects of eBusiness management and integrate readily with the security management capabilities found in eTrust.

Unicenter(R) is CA's premier family of integrated eBusiness Infrastructure Management solutions that leverages a flexible architecture and leading-edge technology to deliver Internet scalability and administration in a modular, easy-to-use design that grows with your evolving corporate needs. Through optional security functionality, eTrust enhances Unicenter to enable confident and trusted eBusiness. eTrust empowers Unicenter to deliver availability, reliability, and optimal service by securing application network traffic, centrally managing all servers, and protecting Internet connections. By safeguarding the enterprise infrastructure, eTrust helps deliver unsurpassed Unicenter functionality.

BrightStor(TM) is CA's integrated, high-performance, cross-platform storage management solution that provides today's dynamic organization with products and tools to manage and protect enterprise-wide critical data. BrightStor storage solutions are integrated with eTrust to deliver solutions for enterprise-class security. Optional eTrust solutions provide centralized access control, and centralized monitoring for server intrusions or other security violations. eTrust can also provide content inspection and protection from malicious code and viruses that could cause considerable business interruptions if generated from widely accessed networked storage sources.

                                [PHOTO OMITTED]

    eTRUST           eTRUST
SOLUTION AREA       PRODUCT                     DESCRIPTION
--------------------------------------------------------------------------------
                eTRUST ANTIVIRUS     PROVIDES REALTIME, ENTERPRISE-WIDE
                                     PROTECTION AGAINST TODAY'S MOST SERIOUS
                                     SECURITY VIRUSES.
                ----------------------------------------------------------------
                eTRUST CONTENT       ISOLATES MALICIOUS CODE ACTIVITY AND
                INSPECTION           PROVIDES REALTIME ATTACK INTERVENTION
                                     INCLUDING AUTOMATIC DETECTION, BLOCKING,
                                     AND NOTIFICATION OF ALL TYPES OF MALICIOUS
                                     CONTENT.
DEFENSE         ----------------------------------------------------------------
                eTRUST FIREWALL      UNIFORMLY ENFORCES SECURITY POLICIES
                                     THROUGHOUT THE ENTERPRISE, SAFEGUARDING ALL
                                     MISSION-CRITICAL NETWORK RESOURCES.
                ----------------------------------------------------------------
                eTRUST INTRUSION     COMBINED SURVEILLANCES AND ALERT
                DETECTION            CAPABILITIES THAT HELP STOP ATTACKS AND
                                     ABUSES.
--------------------------------------------------------------------------------
                eTRUST WEB           ENHANCES OVERALL eBUSINESS SECURITY BY
                ACCESS CONTROL       COMBINING STRONG AUTHENTICATION AND
                                     AUTHORIZATION METHODS.
                ----------------------------------------------------------------
                eTRUST PKI           OFFERS A RELIABLE, TRUSTED MECHANI(SM) FOR
                                     BUSINESS TRANSACTIONS.
                ----------------------------------------------------------------
                eTRUST OCSPro        PROVIDES A SCALABLE AND DISTRIBUTED ONLINE
                                     CERTIFICATE STATUS PROTOCOL RESPONDER
                                     IMPLEMENTATION.
ACCESS          ----------------------------------------------------------------
                eTRUST DIRECTORY     A HIGHLY SCALABLE SOLUTION FOR LARGE-SCALE,
                                     BUSINESS-CRITICAL DIRECTORY SERVICE
                                     APPLICATIONS.
                ----------------------------------------------------------------
                eTRUST VPN           TRANSPARENTLY SECURES ALL APPLICATION
                                     TRAFFIC, CENTRALLY MANAGES ALL SERVERS, AND
                                     PROVIDES DETAILED AUDIT LOGS FOR
                                     COMPREHENSIVE ANALYSIS.
--------------------------------------------------------------------------------
                eTRUST ACCESS        PROVIDES AN ESSENTIAL eBUSINESS ELEMENT
                CONTROL              THAT REGULATES ACCESS TO CRITICAL BUSINESS
                                     ASSETS.
                ----------------------------------------------------------------
                eTRUST CA-ACF2       ENABLES THE RELIABILITY, SCALABILITY, AND
                SECURITY             COST-EFFECTIVENESS OF THE MAINFRAME BY
                                     PROVIDING LEADING-EDGE SECURITY FOR THE
                                     OS/390, z/OS, AND VM BUSINESS TRANSACTION
                                     ENVIRONMENTS, INCLUDING UNIX SYSTEMS
                                     SERVICES.
                ----------------------------------------------------------------
                eTRUST CA-TOP        ENABLES YOU TO TAKE FULL ADVANTAGE OF THE
                SECRET SECURITY      RELIABILITY, SCALABILITY, AND
                                     COST-EFFECTIVENESS OF THE MAINFRAME,
                                     PROVIDING LEADING-EDGE SECURITY FOR THE
                                     OS/390, z/OS, VM, AND VSE BUSINESS
                                     TRANSACTION ENVIRONMENTS, INCLUDING UNIX
                                     SYSTEM SERVICES.
MANAGEMENT      ----------------------------------------------------------------
                eTRUST ADMIN         PROVIDES EASY AND COST-EFFICIENT
                                     ADMINISTRATION OF USER AND RESOURCES ACROSS
                                     ENTERPRISE SECURITY SYSTEMS AND
                                     DIRECTORIES.
                ----------------------------------------------------------------
                eTRUST AUDIT         COLLECTS ENTERPRISE-WIDE SECURITY AND
                                     SYSTEMS AUDIT INFORMATION USING A SCALABLE,
                                     MULTI-TIER COLLECTION ARCHITECTURE.
                ----------------------------------------------------------------
                eTRUST POLICY        ENABLES ORGANIZATIONS TO PREPARE AGAINST
                COMPLIANCE           UNAUTHORIZED USAGE OR ATTACKS BY
                                     IDENTIFYING POTENTIAL WEAK POINTS IN AN
                                     ORGANIZATION'S SECURITY POLICIES.
                ----------------------------------------------------------------
                eTRUST SINGLE        AUTOMATES SECURE ACCESS TO BOTH
                SIGN-ON              BROWSER-BASED APPLICATIONS AS WELL AS
                                     CLIENT/SERVER-BASED APPLICATIONS THROUGH A
                                     SINGLE SIGN-ON.

Jasmine(R) is CA's portfolio of information management solutions that enables an organization to cohesively manage vital business information and leverage it for new opportunities. IT manages the application development life cycle, integrating applications, data, and systems, and transforming business processes to support new initiatives.

                                [PHOTO OMITTED]

Like many products, Jasmine Portal comes with native security, that verifies users' passwords and grants access to services. eTrust provides an additional optional level of security, which can strengthen user authentication, and scale to support millions of users. Where Jasmine Portal is used with a number of different back-end systems, eTrust offers central provisioning of users and resources across the enterprise.

CA's focus on The Software That Manages eBusiness underscores our commitment to providing value through trusted, innovative business solutions, services, and support, making CA the perfect choice for all your unique eBusiness needs.

                                       FOR MORE INFORMATION, CALL 1-800-243-9462
                                                          OR VISIT CA.COM/eTRUST

                               [GRAPHIC OMITTED]

         [LOGO]
Computer Associates(TM)

                        (C)2001 Computer Associates International, Inc. (CA).

                        All trademarks, trade names, service marks, and logos referenced herein belong to their respective companies. Printed in the U.S.A.

                        MP129820601                                     SB057QOE

Contents of Item 5:

                               [GRAPHIC OMITTED]

                                                                 BRIGHTSTOR (TM)

                           MANAGING eBUSINESS STORAGE

        [LOGO]
Computer Associates (TM)

EMPOWERING STORAGE MANAGEMENT IN THE eBUSINESS AGE

[GRAPHIC OMITTED]

COMPUTER STORAGE NEEDS HAVE EVOLVED FROM SIMPLY BACKING UP A TAPE TO PULLING DATA FROM MULTIPLE SOURCES ACROSS THE ENTERPRISE, AT ANY TIME, AND MANAGING THESE FUNCTIONS FROM A CENTRAL VANTAGE POINT. TWO DECADES AGO, STORAGE ON THE NETWORK WAS A NOVELTY. TODAY, STORAGE IS THE NETWORK. IF YOUR STORAGE MANAGEMENT SOLUTION IS NOT MANAGING ALL OF YOUR STORAGE, THEN IT IS NOT A SOLUTION AT ALL.

AS THE VOLUME OF DATA ESCALATES, SO DOES THE NEED FOR STORAGE-RELATED HARDWARE. LARGE PORTIONS OF IT HARDWARE BUDGETS, AS MUCH AS 75% BY 2003, ARE STORAGE-RELATED.* THE COSTS ASSOCIATED WITH MANAGING THOSE DEVICES AND MEDIA WILL AMOUNT TO SEVERAL TIMES THE PURCHASE PRICE. WHILE TODAY'S NETWORKED STORAGE ARCHITECTURES PROVIDE NEW CHOICES IN CONNECTIVITY, HARDWARE TOPOLOGY, DEVICE INTERCONNECT, NETWORK TRANSPORT, AND ACCESS, STORAGE AREA NETWORKS (SANs) AND NETWORK ATTACHED STORAGE (NAS) TECHNOLOGIES ARE CREATING MANAGEMENT CHALLENGES THAT RIVAL THE BENEFITS THEY PROVIDE.

YET ANOTHER CHALLENGE STEMS FROM MANAGING THE STORAGE INFRASTRUCTURE ITSELF. THE EMERGENCE OF NEW BUSINESS MODELS DEMANDS NON-STOP APPLICATION AVAILABILITY. ORGANIZATIONS NEED STORAGE INFRASTRUCTURE MANAGEMENT SOLUTIONS, SUCH AS DATA REPLICATION, TO ENSURE END USERS CAN WORK UNINTERRUPTED IN THE EVENT OF A CRITICAL PROBLEM.

The challenge of managing data, resources, and the storage infrastructure become further complicated in today's business climate of shrinking staff and decreasing budgets. Organizations competing in eBusiness today need comprehensive storage solutions that:

o Embrace data growth.

o Optimize eBusiness performance by ensuring data availability and integrity.

o Centralize enterprise storage management across all heterogeneous network protocols and operating platforms.

o Maximize the use of existing IT and storage resources while integrating technologically advanced solutions, such as serverless and online "hot file" backup.

o Offer end-to-end, reliable storage solutions that protect the entire eBusiness environment.

While many of these requirements have been in existence, no one software company has developed a complete solution that addresses all of these challenges until today. As a leader in storage solutions, Computer Associates International, Inc.
(CA) has developed BrightStor, delivering end-to-end integrated, cross-platform storage management solutions. These proven solutions play an important role in CA's eBusiness Infrastructure Management strategy.

[GRAPHIC OMITTED]

*HURWITZ GROUP

COMPETING FORCES CHANGING STORAGE

[GRAPHIC OMITTED]

THE EMERGENCE OF NEW BUSINESS MODELS, TECHNOLOGIES, AND APPLICATIONS HAVE RESULTED IN NEW STORAGE REQUIREMENTS AND INCREASED STORAGE MANAGEMENT COSTS. AT A TIME WITH DIMINISHING BUDGETS AND A SHORTAGE OF QUALIFIED IT PERSONNEL, ORGANIZATIONS MUST ADOPT A COMPREHENSIVE STRATEGY TO MEET TODAY'S STORAGE MANAGEMENT NEEDS.

STORAGE MANAGEMENT ESSENTIALS

As eBusiness offers many new opportunities in today's competitive online market, it also creates a whole new set of challenges. Failure to manage storage resources effectively can leave organizations vulnerable to misplaced data, lead to the interruption of business-critical activities, and result in lower-than-expected ROI. Effective storage management solutions fine-tune an organization's storage infrastructure enabling eBusiness applications and processes to perform at optimal efficiency.

EMBRACE DATA GROWTH

An effectual storage management solution needs to anticipate unforeseen, short-term data surges as well as long-term storage growth needs. For example, a global catalog marketer may receive thousands of responses to a promotion. A well-managed organization proactively plans for these increased storage needs, enabling its system to remain responsive 24 x 7 x 365, thereby reaping the benefits of satisfied customers. In the long-term, storage management solutions must be scalable to support more users and new applications while maximizing the use of existing storage resources. As organizations increasingly move from traditional brick and mortar storefronts to a realtime, online Web presence, their IT infrastructures must be able to support the increased data traffic and user workload of the web-enabled business.

WHAT CUSTOMERS ARE SAYING

"BY USING THE BRIGHTSTOR DATA PROTECTION SOLUTION WE ARE ABLE TO FULLY BACK UP AND RESTORE OUR IT ENVIRONMENT INCLUDING NETWARE, UNIX, AND WINDOWS NT AUTOMATICALLY FOR OUR MISSION-CRITICAL SYSTEMS (24 X 7)."

CHAIM LANDSBERG, CTO,
SHAARE ZEDEK
MEDICAL CENTER

WHAT INDUSTRY EXPERTS ARE SAYING

    "ENTERPRISE AND EBUSINESS IT EXECUTIVES ARE INCREASINGLY CHALLENGED TO BUILD STORAGE ECOSYSTEMS --STORAGE SOLUTIONS THAT EMBRACE LEGACY, CURRENT, AND FUTURE
  TECHNOLOGIES, INTEGRATE WITH THE LARGER IT INFRASTRUCTURE, AND HELP IT SUPPORT AND FURTHER BUSINESS GOALS. WITH ITS BRIGHTSTOR SOLUTION, CA IS LEVERAGING ITS
     EXPERTISE AND EXPERIENCE IN MEETING REAL-LIFE BUSINESS IT NEEDS, TO HELP IT
             EXECUTIVES BUILD AND MANAGE SUCH SOPHISTICATED STORAGE ENVIRONMENTS
                                                                  SUCCESSFULLY."

                                                                  MICHAEL DORTCH
                                                               PRINCIPAL ANALYST
                                                            ROBERT FRANCES GROUP

ENSURE PERFORMANCE THROUGH DATA AVAILABILITY

A business' success largely depends on its responsiveness to the needs of its customers. The inability to guarantee data availability and integrity will ultimately result in business failure. For an online broker, a service interruption stemming from data corruption can result in financial ruin. Data must always be available and reliable while applications must be easy-to-access without any delayed responses. Now, more than ever before, a seamless backup and recovery system is a necessary component to keep businesses up and running.

CENTRALIZE CONTROL OF HETEROGENEOUS IT RESOURCES

eBusiness extends across distributed and centralized environments as well as multiple operating platforms. Effective storage management solutions require a centralized view of an organization's storage assets, wherever they reside. To manage effectively, IT administrators need consolidated information concerning critical storage resources across different platforms and different network protocols in a flexible, easy-to-use format. Accordingly, consistent standards and policies must be applied across platforms and locations, maximizing existing hardware, software, and staff resources.

LEVERAGING LEGACY WITH INNOVATION

The explosive surge in eBusiness gives rise to a demanding and complex storage environment. To effectively compete with an online presence, an optimal storage solution must fully leverage an organization's existing IT investments while being extensible to integrate new technologies.

END-TO-END STORAGE MANAGEMENT

Organizations need a proven, comprehensive suite of storage solutions that work seamlessly together to protect the entire enterprise. These solutions must cover every aspect of an organization's storage requirements, from data protection to centralized management, offering complete end-to-end storage management.

STORAGE MANAGEMENT WITHOUT BORDERS

Traditionally, storage management was:
o Closed and vendor-specific
o Device and platform-centric
o Hardware oriented
o Reactive rather than proactive

Today's organizations need to step up to a new kind of thinking and examine a fresh, new approach to challenges in the marketplace. eBusiness requires storage management that is:

o Open
o Heterogeneous
o Distributed
o Focused on business-critical applications
o Centrally-managed
o Intelligent, policy-driven

TRADITIONAL APPROACH TOWARDS STORAGE             CA'S REVOLUTIONARY STORAGE
                                                     MANAGEMENT APPROACH

[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]

BRIGHTSTOR RESHAPES OUTDATED, DISPARATE STORAGE METHODOLOGIES AND APPROACHES INTO A VISIONARY ENTERPRISE-WIDE STORAGE MANAGEMENT SOLUTION.

CA understands eBusiness and delivers a new storage management strategy that addresses IT storage needs from four critical points:

o Delivering intelligent enterprise-wide storage management

o Centralizing management of enterprise storage across topologies and platforms

o Leveraging existing IT storage investments

o Delivering new focused solutions that address growing market needs, such as SAN management

BRIGHTSTOR: AN ALL-ENCOMPASSING STORAGE MANAGEMENT SOLUTION

CA offers BrightStor, a family of intelligent, enterprise-wide storage management solutions that provides your organization with integrated products and tools to manage and protect data wherever it resides in your enterprise. CA is the only software provider that can protect your data from the laptop to the mainframe, and from LAN to SAN network topologies--and enables you to manage it all from a central location. BrightStor addresses the storage needs of any-sized organization by offering flexible and scalable, focused solutions that can be deployed individually, or in combination as needed.

INTEGRATING NEW TECHNOLOGIES

Business processes require industrial-strength storage capabilities. While existing systems may adequately support basic storage needs, new state-of-the-art technologies must be deployed. BrightStor addresses growing business needs by supporting serverless

WHAT PARTNERS ARE SAYING

"CA STORAGE SOLUTIONS PROVIDE SOFTWARE PLUS' CUSTOMERS EXCELLENT VALUE. CA HAS A FULL SUITE OF STORAGE SOLUTIONS THAT PROTECT THEIR ENTERPRISE DATA. WITH CA'S OPEN LICENSE PROGRAM,(TM)OUR CUSTOMERS GET MAXIMUM VALUE FOR THEIR TECHNOLOGY INVESTMENT."

LARRY MALASHOCK
PRESIDENT
SOFTWARE PLUS

WHAT INDUSTRY EXPERTS ARE SAYING

   "STORAGE IS GROWING MUCH FASTER THAN THE AVAILABILITY OF PEOPLE TO MANAGE IT.
       STORAGE MANAGEMENT SOFTWARE--SUCH AS CA'S BRIGHTSTOR COMPREHENSIVE SET OF STORAGE MANAGEMENT SOFTWARE--DELIVERS AUTOMATION AND PRODUCTIVITY TO MEET THAT
    MANAGEMENT CHALLENGE. WITH PRODUCTS THAT COVER A WIDE RANGE OF PLATFORMS AND
         STORAGE MANAGEMENT NEEDS, BRIGHTSTOR PROMISES TO BRING BRIGHTER DAYS TO
                                            OVERBURDENED STORAGE PROFESSIONALS."

                                                         DAVID G. HILL, RESEARCH
                                                           DIRECTOR, STORAGE AND
                                                              STORAGE MANAGEMENT
                                                                  ABERDEEN GROUP

BRIGHTSTOR STORAGE MANAGEMENT SOLUTIONS

[GRAPHIC OMITTED]

BRIGHTSTOR DELIVERS A COMPREHENSIVE SUITE OF SOLUTIONS TO MANAGE EBUSINESS STORAGE.

and "hot" backups, SAN management, Fibre Channel, and NAS, to provide the most superior enterprise storage solution available today.

END-TO-END ASSET PROTECTION

BrightStor offers solutions that protect your data by ensuring the availability of servers, applications, and data. These solutions provide comprehensive backup/recovery, and hierarchical storage management (HSM) for organizations worldwide, across all platforms. For small- to medium-sized organizations and even large-scale Fortune 2000 companies, these time-tested solutions guarantee business continuity.

DATA GROWTH SUPPORT

BrightStor supports the explosive growth of eBusiness data coupled with increasing numbers of new users, hardware, applications, and technologies that gives rise to demanding and complex storage environments. BrightStor offers solutions to manage storage resources to help IT professionals harness the full potential of storage resources by delivering easy-to-use management capabilities--event management, reporting, monitoring, trending, forecasting, and analysis. These solutions also include Tape Management for Enterprise Server Environments.

ROBUST INFRASTRUCTURE

BrightStor delivers infrastructure solutions that protect data, ensuring its integrity, and availability. These powerful, industry-leading solutions ensure that storage networks are protected and optimized to keep your eBusiness continually up and running. With data organization functions such as file system management, file sharing, volume management, data replication, and high availability, BrightStor Storage Infrastructure solutions provide robust storage management capabilities to support applications and servers containing business-critical data.

ENTERPRISE-WIDE STORAGE VIEW

BrightStor provides centralized enterprise storage management capabilities, allowing you to view multiple storage solutions, including CA products and third-party solutions. CA uniquely provides centralized cross-platform storage management, offering uniform policy management, storage planning, data protection verification, extended capacity management, and performance management for both distributed and mainframe environments. BrightStor solutions also integrate with CA's market-leading eBusiness Infrastructure Management solutions, allowing growing businesses to deploy additional solutions as their needs change.

MANAGING STORAGE AND MORE

BrightStor leverages the Unicenter(R) family of solutions, enabling you to manage storage as an integral part of the larger task of enterprise management. Storage management is raised to a whole new level by utilizing the integrated workload and network management capabilities of Unicenter. You can, for instance, define a

BRIGHTSTOR STORAGE MANAGEMENT SOLUTIONS

[GRAPHIC OMITTED]

BRIGHTSTOR OFFERS SOLID INTEGRATED, CROSS-PLATFORM SOLUTIONS TO OVERCOME TODAY'S STORAGE MANAGEMENT CHALLENGES.

WHAT PARTNERS ARE SAYING

"UTILIZING CA'S EVER-EXPANDING PORTFOLIO OF SEAMLESS EBUSINESS STORAGE MANAGEMENT OFFERINGS IS ESSENTIAL FOR OUR CUSTOMER'S SUCCESS. DATA MANAGEMENT REQUIREMENTS ARE UPDATED DAILY, AND CA HELPS US TO MANAGE THESE CHANGES WITH THE CUTTING-EDGE E-ENABLED TECHNOLOGY."

RON RICHARDSON
SALES MANAGER
ECS TECHNOLOGIES, INC.

                                                WHAT INDUSTRY EXPERTS ARE SAYING

  DOING BUSINESS IN THE INFORMATION AGE MEANS THAT ACCESS TO AND MANIPULATION OF
        DATA IS A KEY COMPETITIVE ADVANTAGE. RAPIDLY INCREASING DATA VOLUMES AND CHANGING TECHNOLOGIES REQUIRE A STRATEGIC STORAGE MANAGEMENT PLAN TO ENSURE
  CONTINUOUS, RELIABLE, HIGH PERFORMANCE ACCESS. IMPLEMENTING THIS PLAN REQUIRES AN ENTERPRISE STORAGE MANAGEMENT SOLUTION THAT PROVIDES SCALABILITY FOR GROWTH,
  FLEXIBILITY FOR VARIOUS STORAGE TECHNOLOGIES, AND CAN OPERATE INTELLIGENTLY TO
                                           SUPPORT SPECIFIC ENTERPRISE POLICIES.

                                                                   JASMINE NOEL,
                                                           DIRECTOR, SYSTEMS AND
                                                          APPLICATION MANAGEMENT
                                                                   HURWITZ GROUP

schedule to automatically perform a virus scan and cure, and then back up the data to a secured location using the optimum network connection--all after business hours.

[GRAPHIC OMITTED]

ENTERPRISE STORAGE
MANAGEMENT SOLUTIONS AREAS

BrightStor offers comprehensive infrastructure storage management solutions, safeguarding your data and applications across the extended enterprise, from the browser to the mainframe. Solutions Include:

DATA MANAGEMENT

CA's Data Management solutions ensure that servers, applications, and data are always available. CA is the only storage software provider that can protect your data from the laptop to the mainframe, and from LAN to SAN topologies. These solutions provide comprehensive backup/recovery, and hierarchical storage management for organizations worldwide, across all platforms, for small- to medium- to large-scale companies. CA's Data Management Solutions also include Data Management for the Mainframe Enterprise Server environment, including z/OS, OS/390, z/VM, and VSE.

ENTERPRISE STORAGE RESOURCE MANAGEMENT

BrightStor(TM) Enterprise Storage Resource Management Solutions harness the power of storage resources by delivering easy-to-use management capabilities--event management, reporting, trending, forecasting, and analysis. With BrightStor Storage Management Solutions like SAN Management, storage resource management, tape management, and software virtual tape, organizations are able to manage storage hardware and labor costs, thus lowering the total cost of ownership.

[GRAPHIC OMITTED]

STORAGE INFRASTRUCTURE

BrightStor Storage Infrastructure Solutions ensure that storage networks are protected and optimized to keep your business continually up and running. These industry-leading solutions provide data organization functions such as file system management, file sharing, data replication, and high availability. BrightStor Storage Infrastructure resources provide a proven framework to support applications and servers for continual availability.

CA SUPPORT SERVICES

Our relationship doesn't end when you purchase one of our products. CA helps your organization achieve maximum ROI on your CA software by providing comprehensive, end-to-end training resources designed to educate your staff to help achieve your specific business goals. Further, technical support is available during regular business hours, via telephone, as well as online anytime through CA's eSupport website. Regardless of your support needs, CA is your partner in reaching your objectives.

BRIGHTSTOR FOR COMPLETE STORAGE MANAGEMENT

To excel in the business world, organizations need storage systems that can minimize business risks and protect their IT environments. As these environments become increasingly complex, so does the storage challenge. To overcome these issues, organizations must adopt solutions that ensure high availability, peak performance, rapid access to data, data recovery, and cost-effective management capabilities.

CA's BrightStor delivers solid, integrated storage management solutions that meet the growing demands to manage data growth and support eBusiness performance and availability. Offering complete end-to-end storage management, across multiple platforms, for businesses of all sizes, CA's BrightStor is a scalable, high performance storage solution that allows organizations to conduct eBusiness confidently.

WHAT PARTNERS ARE SAYING

"WE CONTINUE TO OFFER CA'S WINNING STORAGE MANAGEMENT SUITE TO OUR CUSTOMERS BECAUSE THE PRODUCTS ADDRESS THE MOST IMPORTANT RESOURCE IN TODAY'S EBUSINESS ENVIRONMENT -- DATA. AS DATA STORAGE PARADIGMS CHANGE, CA HAS DEMONSTRATED CLEAR VISION TO PROVIDE THE CRITICAL SOFTWARE COMPONENTS NECESSARY TO CREATE ROBUST INFRASTRUCTURES. WE LEVERAGE CA'S PRODUCTS TO OBTAIN THE HIGH PERFORMANCE, SCALABILITY, SEAMLESS ADMINISTRATION AND MANAGEABILITY THAT IS ESSENTIAL FOR OUR CUSTOMER'S DATA."

CHRISTOPHER J. HORVATH
PRESIDENT
TRUE DATA CORPORATION

                                                        WHAT PARTNERS ARE SAYING

     "WE SEE CA'S STORAGE MANAGEMENT SUITE OF PRODUCTS AS THE STORAGE INDUSTRY'S CUTTING-EDGE SOLUTIONS. ORGANIZATIONS OF ALL SIZES SHOULD HAVE THESE PRODUCTS IN
                                                   THEIR APPLICATION PORTFOLIO."

                                                                     FRANK HARMS
                                                                       EXECUTIVE
                                                                  VICE PRESIDENT
                                                                        SOFTMART

[GRAPHIC OMITTED]

CA: THE SOFTWARE THAT MANAGES EBUSINESS(TM)

CA offers the most expansive and comprehensive eBusiness software portfolio available in the IT industry today. These powerful solutions address all aspects of eBusiness management and integrate readily with the storage management capabilities found in BrightStor.

UNICENTER(R) INFRASTRUCTURE MANAGEMENT

Unicenter is CA's premier family of integrated eBusiness Infrastructure Management solutions that leverages a flexible architecture and leading-edge technology to deliver Internet scalability and administration in a modular, easy-to-use design that grows with your evolving corporate needs. Unicenter fully integrates with BrightStor storage solutions to offer unparalleled storage capabilities. In areas such as SAN management, for example, Unicenter optimizes network performance, while BrightStor manages the data movement, offering a comprehensive management solution.

eTRUST(TM) SECURITY MANAGEMENT

eTrust is CA's family of eBusiness security solutions that proactively secures an organization's heterogeneous IT infrastructure from the browser to the mainframe. By securing Internet access, providing Internet threat defense, and offering complete security infrastructure management, it enables trusted eBusiness.

BrightStor integrates with CA's industry-leading eTrust security solutions for enterprise-class storage. Optional eTrust solutions provide centralized access control, as well as centralized monitoring for server intrusions or other security violations. eTrust can also provide content inspection and protection from malicious code and viruses that could cause considerable business interruptions if generated from widely accessed networked storage sources.

[GRAPHIC OMITTED]

JASMINE(R) INFORMATION MANAGEMENT

Jasmine is CA's portfolio of information management solutions that enables an organization to cohesively manage vital business information and leverage it for new opportunities. It manages the application development life cycle, integrating applications, data, and systems, and transforming business processes to support new initiatives. BrightStor and the Jasmine portfolio of information management solutions complement each other by offering unique intelligence capabilities with real business value. For example, Jasmine offers predictive capabilities, enabling you to proactively manage your storage assets and data.

CA's focus on the software that manages eBusiness underscores our commitment to providing value through trusted, innovative business solutions, services, and support, making CA the perfect choice for all your unique eBusiness needs.

WHAT PARTNERS ARE SAYING

"IN THE TIME-CRITICAL, EBUSINESS MARKETPLACE, DATA REMAINS THE MOST IMPORTANT CORPORATE RESOURCE. CA'S SUITE OF STORAGE MANAGEMENT PRODUCTS HELPS US ADDRESS OUR CUSTOMER'S DAILY CHALLENGES BY OFFERING CUTTING-EDGE SOLUTIONS IN THE AREAS OF STORAGE AVAILABILITY, SCALABILITY, INTEROPERABILITY, PERFORMANCE AND MANAGEMENT."

TODD PEKATS, DIRECTOR
STORAGE CONSULTANTS
NEARTEK

                                                      FOR MORE INFORMATION, CALL
                                          1-800-225-5224 OR VISIT CA.COM/STORAGE

                                [GRAPHIC OMITTED]

        [LOGO]
Computer Associates (TM)

            (C) 2001 Computer Associates International, Inc. (CA). All trademarks, trade names, service marks, and logos referenced herein belong to their respective companies.
            Printed in the U.S.A.
            MP133530601  SB05STS0E

Contents of Item 6:

                               [GRAPHIC OMITTED]

                                                                      JASMINE(R)

                  MANAGING eBUSINESS INFORMATION

         [LOGO]
Computer Associates(TM)

INTRODUCING TOTAL INFORMATION MANAGEMENT

[GRAPHIC OMITTED]

eBUSINESSES ARE FACED WITH EVER INCREASING AMOUNTS OF INFORMATION, IN A WIDE VARIETY OF FORMATS, ACROSS A MULTITUDE OF PLATFORMS AND APPLICATIONS. ALTHOUGH THERE IS A WEALTH OF DATA, IT IS OFTEN DIFFICULT TO TURN THIS INFORMATION INTO ACTIONABLE INTELLIGENCE. IT FIRST NEEDS TO BE UNLOCKED, SHARED, PRESERVED, AND INTEGRATED INTO THE eBUSINESS PROCESSES.

ALONG WITH THE GROWTH OF INFORMATION, INTERNET TECHNOLOGIES OFFER TREMENDOUS NEW OPPORTUNITIES WHICH REQUIRE ORGANIZATIONS TO DEVELOP NEW STRATEGIES, CREATE EFFECTIVE BUSINESS MODELS, AND INTERACT WITH EACH OTHER IN DIFFERENT WAYS. TO REALIZE ITS POTENTIAL AND SUPPORT THESE EMERGING eBUSINESS MODELS -- SUCH AS BUSINESS-TO-BUSINESS (B2B) AND BUSINESS-TO-CONSUMER (B2C) -- AN ENTERPRISE MUST SUCCESSFULLY TRANSFORM AND INTEGRATE APPLICATIONS, PROCESSES, AND SYSTEMS ACROSS THE ENTIRE VALUE CHAIN.

Jasmine -- CA's portfolio of information management solutions -- enables an organization to cohesively manage vital business information and leverage it for new opportunities. It provides the most comprehensive family of software for managing the application development life cycle, integrating eBusiness applications, data and systems, and transforming business processes to support new business initiatives.

Jasmine enables organizations to maximize information assets by changing raw data into useful information through a complete set of knowledge management solutions. It also provides unique portal technology that makes it easy for customers, partners, and employees to access the broad range of information resources available today. With Jasmine predictive analysis and visualization solutions, an organization can predict market trends to capitalize on untapped markets and opportunities and build strong customer relationships.

THE ESSENTIALS OF TRANSFORMING AND INTEGRATING YOUR eBUSINESS

Organizations are under mounting pressure to improve their business processes and develop

                               [GRAPHIC OMITTED]

A HIGH-LEVEL VIEW OF SOLUTIONS COMPRISING THE JASMINE PORTFOLIO.

scalable, web-enabled applications that enable their success in the Internet economy. They must respond quickly to new market demands by implementing innovative B2B and B2C solutions that facilitate the flow of information between customers, partners, suppliers, and employees. To deliver top quality applications and implement changes with limited time and resources, development teams need tools that significantly improve productivity and reduce time-to-market.

eBusinesses are also confronted with the complex task of integrating diverse business processes with multiple partners across complex computing environments.

Organizations seeking to respond to new market opportunities need solutions that allow them to:

o Build and deploy scalable, high performance applications that support a variety of platforms and address the new challenges of eBusiness.

o Manage the entire application development life cycle to consistently deliver the highest quality applications.

o Improve productivity and enhance collaboration within the development organization.

o Integrate, extend, and web-enable existing applications and processes across the entire value chain.

JASMINE TRANSFORMATION AND INTEGRATION SOLUTIONS

Jasmine delivers an end-to-end eBusiness integration platform together with a comprehensive suite of solutions that provides unparalleled management for software development from the mainframe to the Web.

OPTIMIZE APPLICATION DEVELOPMENT PROJECTS AND PROCESSES

Jasmine solutions provide a strong foundation for building, testing, deploying, and managing eBusiness applications without limiting the choice of core development technologies, methods, or environments. Jasmine solutions improve and accelerate the entire application life cycle, from data and application modeling to change and configuration management.

Advanced planning tools allow an organization to drive their project plans from best practices, assign resources based on skill requirements, and develop effective project schedules.

ACCURATE MODELS IMPROVE eBUSINESS SOLUTIONS

Jasmine modeling solutions provide a framework for understanding complex business processes, application components, and data structures. It includes the industry-leading data modeling solution that enables an organization to effectively design, implement, and maintain the databases running mission-critical applications. The Jasmine process modeling solution combines process, dataflow, and workflow modeling in one easy-to-use tool, enabling organizations to systematically analyze how their business operates and clearly document all the important factors.

                               [GRAPHIC OMITTED]

JASMINE EMPOWERS DEVELOPERS TO DELIVER INTEGRATED, MANAGEABLE, AND EFFICIENT eBUSINESS APPLICATIONS.

DELIVER ADAPTABLE eBUSINESS APPLICATIONS

Jasmine offers highly productive, integrated development environments, providing developers with flexible methods to design and construct reusable software components for the mainframe or web-based applications.

EFFECTIVE CHANGE AND CONFIGURATION MANAGEMENT

Jasmine offers a comprehensive change and configuration management (CCM) solution for cross-platform, client/server development environments, including mainframe applications. These solutions automate many routine application development tasks, such as notifications,

WHAT EXPERTS ARE SAYING ABOUT JASMINE

"JASMINE ALLOWS US TO ACCOMPLISH THESE GOALS WHILE UTILIZING OUR EXISTING STAFF WITHOUT A LENGTHY LEARNING CURVE. IN SHORT, JASMINE'S INTEGRATION PROVIDES BLUE BIRD THE PLATFORM TO MEET OUR eBUSINESS NEEDS."

PEDRO SILVA
DIRECTOR OF MIS
BLUE BIRD CORPORATION
approvals, and change migrations from one phase to another. By effectively tracking and synchronizing all their development activities throughout the entire application life cycle, development teams can ensure projects are consistently delivered on time, within budget, and to specifications.

ENSURE RELIABILITY WITH ROBUST TESTING TOOLS

Jasmine also provides robust, integrated testing tools to speed application development, improve developer productivity, and help ensure that applications perform reliably in production.

Jasmine delivers a comprehensive set of proven solutions that streamline development efforts by enabling development teams to visualize and efficiently define application requirements, eliminate redundant development efforts, keep software changes under control, and exploit emerging technologies.

ENSURE INTEROPERABILITY WITH eBUSINESS PARTNERS

Jasmine provides a unified, platform that enables organizations to seamlessly integrate diverse business processes and applications. It delivers integration functionality that spans from the mainframe to the PC and inside and outside the firewall, making it possible to deliver cohesive and intelligent information that translates into better decision-making.

Jasmine takes complete advantage of today's integration standards including XML, COM and COM+, Java, EJBs, CORBA, ODBC, and OLE. Its integration with widely used development environments enables organizations to leverage existing developer expertise in languages such as Java, C++, Visual Basic, and HTML. Jasmine provides an extensive and out-of-the-box suite of connectors that simplify access to popular ERP applications, middleware, and databases on any platform.

Organizations that successfully transform their applications and processes to support new business initiatives and effectively integrate existing systems with new technologies and partner systems often face additional obstacles to their eBusiness success. They must also leverage the vast amounts of available data to build their information resources and share them across their enterprise.

eBUSINESS INTELLIGENCE ESSENTIALS

Organizations need to turn information into knowledge to support eBusiness initiatives. They need solutions that:

o     Manage information and transform it into an effective resource.

o     Distribute the information to employees, partners, and customers.

o     Use knowledge to predict eBusiness opportunities and increase ROI.

o Develop stronger customer relationships that increase satisfaction and build loyalty.

                               [GRAPHIC OMITTED]

JASMINE OFFERS POWERFUL, INTEGRATED eBUSINESS INTELLIGENCE SOLUTIONS.

TRANSFORMING INFORMATION INTO KNOWLEDGE

Data is the one asset that is unique to an organization. Turning raw data into useable information that provides value to the business is a multifaceted challenge. Organizations must collect, store, and manage vast amounts of information found in diverse sources such as email, spreadsheets, documents, and the Internet. They must employ advanced analysis to extract knowledge from this information and generate clear, easy-to-understand reports that can be shared across the organization.

GETTING THE RIGHT INFORMATION TO THE RIGHT PEOPLE

Organizations need to give employees, partners, and customers access to the applications and information they need to do their work. This information needs to be centrally managed and offer push/pull capabilities. Designed to be customizable, and easy-to-use, this solution should enable users to concentrate on the information they need, rather than the applications that provide the information.

USING KNOWLEDGE TO OPEN DOORS

Business knowledge goes beyond keeping employees, partners, and customers informed. This knowledge acts as an intelligent platform to identify new opportunities. For example, by analyzing buying patterns and forecasting demand, cross-selling or up-selling opportunities are identified. Once gathered, this information allows customers and business partners to connect with products and data in a single glance, using images, sound, video, and animation.

As an organization's eBusiness grows, relationships with customers need to be managed more efficiently. Consumer and partner interactions must meet their individual needs, offer sound purchase suggestions, and deliver personalized results quickly. Discovering the solutions to meet these challenges is paramount to increasing revenue and speeding your return on investment.

eBUSINESS INTELLIGENCE SOLUTIONS

KNOWLEDGE MANAGEMENT

Jasmine(R) Knowledge Management solutions enable an enterprise to understand, change, manage, and leverage its information resources for a competitive advantage. These solutions are meta data-driven, allowing an organization to identify and maximize information assets across solutions, ensuring consistency and reuse. From automating the design of an optimal data warehouse and guaranteeing easy access to a broad range of information resources; to powerful web-based query, analysis and reporting; and cutting-edge portal technology -- CA provides a complete, integrated Knowledge Management solution.

                               [GRAPHIC OMITTED]

JASMINE PORTAL DELIVERS ALL THE INFORMATION EVERY USER NEEDS TO IMPROVE THE WAY THEY WORK.

WHAT EXPERTS ARE SAYING ABOUT JASMINE

"CA HAS CREATED A COMPREHENSIVE, COHESIVE ENTERPRISE BI SOLUTION SUITABLE FOR ORGANIZATIONS WITH COMPLEX, HETEROGENEOUS SYSTEMS ENVIRONMENTS."

RICH PTAK
VP, HURWITZ GROUP
SYSTEMS AND APPLICATIONS
MANAGEMENT

WHAT EXPERTS ARE SAYING ABOUT JASMINE

" AFTER AN EXTENSIVE ANALYSIS OF SEVERAL PORTAL SOLUTIONS, WE FOUND JASMINE(R) PORTAL TO BE THE MOST FEATURE-RICH, YET USER-FRIENDLY PORTAL AVAILABLE. WE WERE ABLE TO RAMP UP QUICKLY AND BEGIN DELIVERING THE MISSION-CRITICAL DATA OUR CLIENTS REQUIRE TO SHARPEN THEIR COMPETITIVE EDGE."

                                                                     BRUCE FOCHT
                                                             DATA MINING ANALYST
                                                            J.P. MORGAN/AMERICAN
                                                                         CENTURY

PERSONALIZED AND FOCUSED VIEW OF INFORMATION

Jasmine(R) Portal is a secure, scalable, advanced enterprise information portal
(EIP) that provides a personalized, consolidated view of information, applications, and web-enabled content. It has a completely open architecture that enables an organization to create, deliver, and consume all forms of Web content -- from static pages to dynamic, interactive applications.

Jasmine Portal integrates multiple information sources and applications -- such as documents, email, reporting and analysis tools, and the Web -- thereby providing access to meaningful content from one eBusiness Workplace. It allows users to create one or more personalized views such as Marketing, Sales, or Procurement, and obtain customized information relevant to their varied roles and activities with a single logon. Through discussion forums, it enables business partners and co-workers to share information in real time allowing concurrent dialogs about any aspect of their business processes. Jasmine Portal allows companies to interact seamlessly around the world with localized access in many languages.

PERFECTING THE "ONLINE EXPERIENCE" WITH NEUGENTS(R) TECHNOLOGY

By leveraging CA's advanced, U.S. patented Neugents technology and proven rules and inference engines, organizations can deploy unique, intelligent solutions. These powerful eBusiness applications enable an enterprise to predict end-user needs, suggest new selling opportunities, and dynamically customize the user interface to achieve greater intimacy with customers, partners, and suppliers.

CA's predictive analysis solutions enable organizations to quickly develop and extend applications with intelligent components that can be reused and shared by multiple business functions or processes. For example, an insurance company can build a knowledge base to suggest the policy most likely to be accepted by a customer. The same knowledge base can be used by a predictive model to empower the sales department to cross-sell or up-sell other products or services to the same customers.

Visualization adds a new dimension to decision making by improving the productivity of knowledge workers and their ability to realize value in data marts, data warehouses, and eCommerce functions. By condensing business information into an intuitive, easy-to-understand reality, data visualization quickly and effectively turns volumes of data into useful knowledge. The results can be used to increase ROI and drive cost efficiencies.

TOTALLY SATISFIED CUSTOMERS

Jasmine provides comprehensive and intelligent CRM solutions that help companies meet strategic eBusiness challenges including increasing sales through effective targeted marketing, improving customer service at every contact point, and understanding and predicting customer needs. CA's CRM solutions leverage customer data across the entire enterprise, providing all channels with a complete view of each customer.

These CRM solutions have the unique ability to integrate operational and analytical data, provide comprehensive wireless-enabled sales and marketing automation, initiate realtime responses, and intelligently predict customer preferences. This leading CRM solution suite offers best-in-class functionality, personalized customer service, and comprehensive self-service capabilities. In addition, dynamic portal technology engages customers in an interactive, personalized exchange, providing an efficient and effective one-to-one online experience.

                               [GRAPHIC OMITTED]

JASMINE DELIVERS RELEVANT INTEGRATED CONTENT FROM A WIDE VARIETY OF SOURCES IN VISUAL, PERSONALIZED WAYS.

INFORMATION MANAGEMENT AT ITS BEST

Jasmine enables you to attain eBusiness success by managing, analyzing, and sharing your information assets to identify new opportunities and maximize revenue potential. Its proven application life cycle solutions and robust integration capabilities enable your organization to improve the entire application development process, successfully integrate new technologies with existing systems, and deliver the high-performance eBusiness applications you need to connect your customers, partners, and employees.

Jasmine allows you to deploy a personalized information environment that greatly improves communications within your organization and between employees, customers, and suppliers. This scalable, enterprise solution combined with unique predictive analysis and visualization enables your organization to present compelling realtime information that enhances customer satisfaction.

                               [GRAPHIC OMITTED]

THE SOFTWARE THAT MANAGES eBUSINESS(TM)

CA offers the most expansive and comprehensive eBusiness software portfolio available in the IT industry today.

Unicenter(R) is CA's premier family of integrated eBusiness Infrastructure Management solutions that leverages a flexible architecture and leading-edge technology to deliver Internet scalability and administration in a modular, easy-to-use design. Unicenter is built on the Jasmine foundation, to provide the highest level of availability and performance.

BrightStor(TM) is CA's integrated, high-performance, cross-platform storage management solution that provides today's dynamic organization with products to manage and protect enterprise-wide critical data. BrightStor storage solutions are integrated with Jasmine to deliver a solid foundation for enterprise storage.

eTrust(TM), CA's family of eBusiness security solutions, proactively secures an organization's IT infrastructure, securing Internet access, providing Internet threat defense, and offering complete security infrastructure management. Through optional integration, Jasmine enhances eTrust functionality such as single sign-on and web access control to deliver reliable enterprise-wide security, enabling trusted eBusiness.

CA's focus on the software that manages eBusiness underscores our commitment to providing value through trusted, innovative business solutions, services, and support, making CA the perfect choice for all your unique eBusiness needs.

WHAT EXPERTS ARE SAYING ABOUT JASMINE

"JASMINE PORTAL ALLOWS OUR CLIENTS TO RAPIDLY DESIGN AND CONSTRUCT ENTERPRISE INFORMATION PORTALS FOR A WIDE RANGE OF USERS. ITS FLEXIBLE, DYNAMIC PERSONALIZATION CAPABILITIES -- COUPLED WITH EXCELLENT SCALABILITY AND SUPPORT FOR INDUSTRY STANDARDS SUCH AS XML -- ALLOWS OUR CLIENTS TO EXPLOIT THEIR INFORMATION ASSETS WHILE MAXIMIZING THEIR INVESTMENTS IN EXISTING SYSTEMS. EVEN MORE IMPORTANTLY, JASMINE PORTAL SUPPORTS JAPANESE AND OTHER DOUBLE-BYTE LANGUAGES INCLUDING TRADITIONAL CHINESE, SIMPLIFIED CHINESE, AND KOREAN."

                                                          HIROSHI SAITO, PROJECT
                                                          LEADER OF EIP PROJECT,
                                                           BUSINESS PLANNING AND
                                                                     DEVELOPMENT
                                                          HEADQUARTERS, NTT DATA
                                                                     CORPORATION

                                       FOR MORE INFORMATION, CALL 1-800-225-5224
                                                                 OR VISIT CA.COM

                               [GRAPHIC OMITTED]

         [LOGO]
Computer Associates(TM)

                        (C)2001 Computer Associates International, Inc. (CA).

                        All trademarks, trade names, service marks, and logos referenced herein belong to their respective companies. Printed in the U.S.A.

                        MP134620601                                     SB05JA0E